UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08544

fpa FUNDS TRUST

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1: Report to Shareholders.

(a)	The Reports to Shareholders are attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2022

FPA Crescent Fund

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

Performance Overview

The FPA Crescent Fund — Institutional Class ("Fund" or "Crescent") declined 9.32% in 2022's second quarter and declined 10.69% for the trailing twelve months.1 The Fund captured 81.1% of the average of the S&P 500 and MSCI ACWI NR USD's ("MSCI ACWI") decline in the trailing twelve months, underperforming its 75.0% average net risk exposure.2 However, over the current market cycle, the Fund has performed favorably compared to the equity market on a risk-adjusted basis — capturing 99.9% of the average of the S&P 500 and MSCI ACWI's return while taking on 64.4% net risk exposure, on average.3

Below you can see the Fund's performance along with various relevant indexes.

Exhibit A: Performance versus Illustrative Indices4

	Q2 2022	Trailing 12-month
Crescent	-9.32%	-10.69%
Crescent — Long Equity	-13.63%	-14.48%
MSCI ACWI NR USD	-15.66%	-15.75%
S&P 500	-16.10%	-10.62%
60% MSCI ACWI NR USD/ 40% BBg US Agg	-11.36%	-13.43%
60% S&P 500 / 40% BBg US Agg	-11.63%	-10.24%

1  Effective September 4, 2020, the current single class of shares of the Fund was renamed the Institutional Class shares. Unless otherwise noted, all data herein is representative of the Institutional Share Class.

2  Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund's exposure to risk assets as a percent of total assets. The Fund's net risk exposure as of June 30, 2022 was 75.5%.

3  The current market cycle began October 10, 2007 and continued through June 30, 2022. The current market cycle is ongoing. Market cycles (peak to peak) are generally defined as a period that contains a decline of at least 20% from the previous market peak over at least a two-month period and a rebound to establish a new peak above the prior market peak. The current cycle is ongoing and thus presented through the most recent quarter-end. Once the cycle closes, the results presented may differ materially.

4  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. The long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Long equity holdings only includes equity securities excluding paired trades, short-sales, and preferred securities. The long equity performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product, or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

Past performance is no guarantee, nor is it indicative, of future results.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

During the first half of 2022, from peak to trough, the MSCI ACWI declined more than 20% for the third time since the great financial crisis.5 As discussed in prior commentaries, we had been concerned about inflation and were running the Fund more invested than the recent past in an effort to protect purchasing power.6 With an average net risk exposure of 75% during the first half of the year, the Fund was not immune to the market selloff, capturing 64% of the average market decline (based on the average return of the S&P 500 and MSCI ACWI indices).

The decline in global equity indexes was broad-based, leaving little unscathed, with energy as one of the few exceptions, as rising interest rates, high inflation, fears of a weakening economy, and greater caution around funding risky, money-losing companies. Market declines can be psychologically difficult, but are to be expected, and can be used to allocate capital towards re-priced and newly attractive opportunities. We are predisposed to lean into price weakness by adding to what we believe are quality businesses at increasingly attractive prices, acquiring debt at equity-like returns, building positions in long-admired franchises, and occasionally seeking out opportunities in distressed and deeply out-of-favor situations.

Portfolio discussion

Exhibit B: Trailing Twelve-Month Contributors and Detractors as of June 30, 20227

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Sound Holding	1.03%	0.5%	Meta Platforms	-1.55%	2.5%
FPS LLC	0.70%	1.1%	Comcast	-1.04%	3.3%
Glencore	0.63%	2.2%	Charter Communications	-0.86%	2.4%
Meggitt	0.55%	0.2%	Naspers & Prosus	-0.83%	2.2%
Interest Rate Caps (multiple)	0.49%	0.4%	Citigroup	-0.75%	2.2%
	3.40%	4.5%		-5.02%	12.7%

5  The current market decline for the MSCI ACWI index began January 5, 2022 and is ongoing. During the period Jan 5, 2022 through June 30, 2022, the S&P 500 and the MSCI ACWI NR USD declined 20.42% and 20.57%, respectively; while the Fund declined 13.03% during the same period. The two other periods with 20%+ market declines as measured by the MSCI ACWI were 4/29/2011 to 10/3/2011 and 2/19/2020 to 3/23/2020. During these periods the MSCI ACWI, S&P 500 and the Fund declined 22.63%, 18.64%, and 13.06%; 33.64%, 33.79% and 29.07%, respectively. The Global Financial Crisis was from 2007 to 2009. Even with this recent drawdown, equity markets are not technically in a bear market yet (defined by Vanguard as being down by at least 20% for more than two months), though many companies have suffered far deeper declines.

6  Prior Crescent Fund commentaries can be found at: https://fpa.com/funds/fpa-crescent-fund-quarterly-commentary-archive

7  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

Past performance is no guarantee, nor is it indicative, of future results.

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LETTER TO SHAREHOLDERS

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In the last twelve months, Crescent's top five performers contributed 3.40% to its return, while its bottom five detracted 5.02%. We believe that some of these ups and downs might prove ephemeral, but we address where our thesis is being validated or where it might be broken.

Sound Holding & FPS LLC — The global shipping market is subject to extreme cyclical swings. Due to institutional imperatives, public market constraints and misalignment of interest, we have not believed that investing in this sector's public equities is the best way to take advantage of these cycles. We prefer the contrarian approach of buying vessels at below replacement cost, operating with minimal leverage, and exiting when values incent new vessel construction as we believe that can lead to attractive, less-correlated long-term equity-like returns, with modest risk of permanent impairment. In response to depressed container ship values, in 2013, we began to make direct ship investments in partnership with industry operators. Over the years, the Fund has also bought and participated in loans to container, dry bulk, chemical and oil service vessels. Because Sound Holding and FPS LLC invest directly in shipping and service vessels, and we control the equity of Sound Holding and FPS, we make the purchase/sale and capital distribution decisions, positioning us to buy at attractive prices, finance conservatively, and exit opportunistically. With the rebound in the global economy combined with boats being scrapped, supply and demand tipped in favor of container vessel owners, allowing the Fund to exit its spot container positions at premiums to acquisition cost, resulting in recognized gains. We expect distribution of sale proceeds in the third quarter to reduce the Sound Holdings position. FPS' increase in price caused it to become a top ten fund holding. FPS is primarily comprised of oil service vessels. Given supply and demand dynamics for oil service vessels, we are cautiously optimistic.

Glencore is one of the largest globally diversified commodity businesses operating both industrial and marketing businesses. Importantly, we believe Glencore operates in a genuinely shareholder-oriented manner. Crescent purchased Glencore off-and-on from 2018 through 2020 at what we believe is a single digit multiple of normal earnings power. The opportunity presented itself when investors were less willing to own commodity sensitive businesses due to a period of low inflation and general disregard for valuation. Net of distributions of above average cyclical profits likely to be earned in 2022, we believe the company still trades at an attractive valuation relative to its long-term earnings power, justifying its continued presence in the Fund.

Our investment thesis on the names that have detracted from performance have not materially changed but highlight the following three.

Prosus' stock price has declined along with the values of their investment portfolio. Our thesis has somewhat improved as management recently announced a share repurchase program that will be funded, in part, by periodic and partial sales of its Tencent holding. Given that its stock price trades at a greater than 35% discount to its estimated net asset value (NAV), share repurchases should be accretive. The Company's stock price has appreciated 26% since the announcement.8

8  Source: Prosus announcement, June 27, 2022. Appreciation is in Euros, the local currency. https://www.prosus.com/news/the-group-announces-the-beginning-of-an-open-ended-share-repurchase-programme-of-prosus-and-naspers-shares/

Past performance is no guarantee, nor is it indicative, of future results.

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LETTER TO SHAREHOLDERS

(Continued)

Charter and Comcast, the Fund's investment in the US cable industry, is an example of us leaning into fear. These investments have underperformed in the last year but still trade above the Fund's cost basis. The industry has been plagued by fears of video cord cutting, and competition from 5G and Fiber to the Home. This allowed us to buy and to continue to hold both Comcast and Charter Communications. These businesses trade at what we believe are reasonable valuations and we think should have attractive growth in free cash flow over the next decade. We expect that they will allocate that free cash flow in the best interest of shareholders, given that they are controlled by owner-operators.

Exhibit C: Portfolio Composition9

Risk Asset	Q2 2022	Q1 2022	Q2 2021	5yr Average
Common Stock, Long	70.0%	71.5%	77.1%	70.7%
Common Stock, Short	0.0%	-0.5%	-3.0%	-5.3%
Credit, Long	1.5%	0.6%	1.2%	3.8%
Credit, Short	0.0%	0.0%	-0.2%	-0.3%
Other	4.0%	2.8%	1.7%	2.0%
Exposure, Net	75.5%	74.5%	76.9%	71.0%

Crescent had net exposure at the end of the second quarter of 75.5%, marginally higher (just 1%) than its exposure at the end of the first quarter. With the stocks having declined as much as they have, the 1% increase in exposure belies the greater activity when you scratch below the surface. We added seven new positions to the Fund and exited three in the quarter. Some of the new positions the Fund has taken include CarMax and investments in convertible bonds.

CarMax has three operating segments: used retail, used wholesale, and used auto lending. The general market decline and recession concerns have caused its stock price to decline by almost half since it peaked in Q4 2021. CarMax is the largest US company in the used car retail space. We think CarMax has the opportunity to gain share in the market due to its strong wholesale business, historically good returns on capital, and an excellent management team that invests for the future and allocates capital with an owner-oriented mindset.10 Recessionary concerns are valid as their lending business, in particular, will likely be hurt. We would not be surprised to see its stock price decline as a result and would consider the opportunity to increase the Fund's stake at that time.

Convertible Bonds — High-yield exposure in Crescent reached an all-time low of just 0.2% in Q4 of last year, below the Fund's five-year average of 4% and long-term average since inception of 9%. We explained in Q4 2021 this low exposure was because of historically low yields and spreads to Treasuries. Since Q4, the high-yield bond index has declined 10% as both Treasury yields have increased, and credit spreads have widened. We have begun to see some compelling risk-adjusted opportunities in convertible bonds specifically for the first time since 2000. Many stocks have seen a tremendous decline in price, particularly those companies that are still in their earlier stages with business models that have yet to be optimized.

9  The "Common Stock, Long" and the "Exposure, Net" categories include a 3.8% allocation to a SPAC basket consisting of 76 SPAC investments as of June 30, 2022.

10  Source: FPA, recent Company filings, Automotive News. As of June 30, 2022.

Past performance is no guarantee, nor is it indicative, of future results.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Some of these companies had raised money to fund their growth via convertible bonds initially with yields of 1% and lower. With the conversion price now well out of the money due the decline in their stock prices, the bonds have traded down and now offer what we believe are attractive yields to intermediate term maturities that leave some optionality should these businesses succeed. If this is the case, we would expect the market to reward them with a higher stock price that should translate to a higher bond price; and an outside chance that the convertible feature pays off prior to maturity. The average yield-to-maturity of these bonds is currently 11.5%, 310 basis points better than the 8.4% yield currently offered in the high-yield market.11 The allocation to these bonds is small for now, but we are hopeful a combination of a further increase in interest rates and continued stock market volatility may allow us to increase the allocation to this space.

Outlook (observations on current environment)

We are often asked about our "outlook." Which is kind of funny because we have never made a market forecast and, like everyone else, are regularly surprised by world events. While there is always plenty to worry about (insert list of worries), we agree with Jamie Dimon, who on JP Morgan's second quarter 2022 call, in response to a question about pending economic hurricanes, observed "going through a storm, — that gives us opportunities, too. I always remind myself the economy will be a lot bigger in 10 years, we're here to serve clients through thick or thin." There will always be a place in the portfolio for good businesses at good prices, and you should expect to see the Fund's risk exposure increase should those prices become attractive. As always, we will be conservative in our underwriting, and let price be our guide.

Despite our no-market prediction philosophy, we do think it is useful to observe current conditions and pricing for financial assets, in order to avoid potholes, focus research attention and calibrate risk appetite.

In bonds, we mentioned the initial fruits of our labor in convertible bonds. Stepping back, we would observe that the high-yield market is approaching 2016 and 2020 yield levels, but credit spreads are still below the 800+ basis point spreads seen in both of those periods, despite there being no official recession in 2016.

11  Source: FPA, Bloomberg. As of June 30, 2022.

Past performance is no guarantee, nor is it indicative, of future results.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit D: US High-Yield Effective Yield and Option-Adjusted Spread12

In equities, more traditional value stocks are no longer as inexpensive, unlike March 2020 when value spreads (the cheapest 20% of the market versus the market average) got to 2008 levels of cheapness. We have therefore spent more time considering (and adding to) faster growing, better quality businesses, many of which are both less expensive than the market today and where they have historically been valued, as supported in the following Exhibits E and F.

12  Source: Federal Reserve Economic Data (FRED). As of June 30, 2022.

Past performance is no guarantee, nor is it indicative, of future results.

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LETTER TO SHAREHOLDERS

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Exhibit E: Valuation Spreads — The Cheapest Quintile Compared to the Market Average (1926 — June 30, 2022)13

13  Source: Empirical Research Analysis, National Bureau of Economic Research. As of June 30, 2022. Cheapest quintile refers to the most undervalued 20% of stocks in an analysis of large-capitalization US stocks. Standard Deviation is a measure of dispersion of a data set from its mean. Prior to 1952, the spread is measured using the price-to-book data of the largest 1,500 stocks. Current Level refers to the valuation spread as of June 30, 2022 which is 0.4 standard deviations above the mean.

Past performance is no guarantee, nor is it indicative, of future results.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit F: The Big Growers — Relative Price to Sales Ratio14

We will remain flexible, and seek to take advantage of opportunities that present a margin of safety, whether they are perceived as "value" or "growth."15

Relatively speaking, international markets continue to trade at lower valuations than that of the US, as shown in Exhibit G below. That explains, in part, the Fund's increase in international exposure from 20.3% to 37.5% of the Fund's net equities over the last three and a half years. We continue to find attractive opportunities outside of the US.

14  Source: Empirical Research Partners ("ERP") Analysis, National Bureau of Economic Research, as of June 5, 2022. Equally-weighted data. ERP categorized a group of 75 US large-capitalization stocks that they have faster and stronger growth credentials than the rest of the US large-cap universe as 'Big Growers'. The analysis covers the period January 1960 through June 5, 2022.

15  Margin of Safety — Buying with a "margin of safety" is when a security is purchased at a discount to the portfolio manager's estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

Past performance is no guarantee, nor is it indicative, of future results.

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LETTER TO SHAREHOLDERS

(Continued)

Exhibit G: Twelve-Month Forward Price to Earnings Ratio Discount MSCI AC World Index ex-US vs S&P 500 Index16

Closing

We are living through what is not our first volatile period. While we cannot tame volatility, we have learned to make friends with it. A decline in price can afford us the opportunity to buy as much as an increase can offer the chance to sell. We believe our hyper focus on price and business quality should allow us to successfully navigate this current turbulent moment in time.

Respectfully submitted,

FPA Crescent Portfolio Managers
July 27, 2022

16  As of June 30, 2022. Source: Factset, MSCI, Standard & Poor's, J.P. Morgan Asset Management Guide to the Markets. Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation.

Past performance is no guarantee, nor is it indicative, of future results.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

FPA Crescent Fund Portfolio Highlights

Performance versus Illustrative Indices1

	Q2 2022	Trailing 12-month
Crescent — FPACX	-9.32%	-10.69%
Crescent — Long Equity	13.63%	-14.48%
MSCI ACWI NR USD	-15.66%	-15.75%
S&P 500	-16.10%	-10.62%
60% MSCI ACWI NR USD/40% BBg US Agg	-11.36%	-13.43%
60% S&P 500/40% BBg US Agg	-11.63%	-10.24%

  Asset Allocation3

Risk Asset	Q2 2022	Q1 2022	Q2 2021	5yr Average
Common Stock, Long	70.0%	71.5%	77.1%	70.7%
Common Stock, Short	0.0%	-0.5%	-3.0%	-5.3%
Credit, Long	1.5%	0.6%	1.2%	3.8%
Credit, Short	0.0%	0.0%	-0.2%	-0.3%
Other	4.0%	2.8%	1.7%	2.0%
Exposure, Net	75.5%	74.5%	76.9%	71.0%

  Top 10 Equity Holdings2

Portfolio Holding	Portfolio Weight
Alphabet	5.3%
SPACs (various issues)	3.8%
Comcast	2.7%
Holcim	2.7%
Analog Devices	2.5%
AIG	2.4%
TE Connectivity	2.3%
Broadcom	2.1%
Charter Communications	1.9%
Aon	1.9%
27.5%

  Geographic Exposure (Net Equity)4

	Domicile	Revenue
United States	62.5%	41.1%
International	37.5%	58.9%
Developed	33.1%	28.4%
Emerging Markets	4.4%	22.7%
(Uncategorized)	—	7.9%

Fund Activity5

New Positions	Increased Positions	Decreased Positions	Exited Positions
Booking Holdings	N/A	N/A	Naspers
CarMax			SPDR S&P 500 ETF Trust (short)
Delivery Hero AG 1% 04/30/2026 (convertible)			Ubisoft
Ferguson
Nintendo Co
Safran
Wayfair Inc 0.625% 10/01/2025 (convertible)

Trailing Twelve-Month Contributors and Detractors as of June 30, 20226

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
Sound Holding	1.03%	0.5%	Meta Platforms	-1.55%	2.5%
FPS LLC	0.70%	1.1%	Comcast	-1.04%	3.3%
Glencore	0.63%	2.2%	Charter Communications	-0.86%	2.4%
Meggitt	0.55%	0.2%	Naspers & Prosus	-0.83%	2.2%
Interest Rate Caps (multiple)	0.49%	0.4%	Citigroup	-0.75%	2.2%
	3.40%	4.5%		-5.02%	12.7%

All data on this page as of June 30, 2022 unless otherwise indicated. Source: Factset, Morningstar, Bloomberg, FPA.

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LETTER TO SHAREHOLDERS

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Please see footnote references in the following page. Portfolio composition will change due to ongoing management of the Fund. Past performance is no guarantee, nor is it indicative, of future results. Please see the end of this Commentary for important disclosures and definitions.

FPA Crescent Fund Portfolio Highlights Footnotes

1  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. The long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Crescent-Long equity excludes pair trades, short-sales, and preferred securities. The long equity performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

2  List provides the top 10 equity holdings for the Fund as a percentage of total net assets and includes a 3.8% allocation to a SPAC basket of 76 securities.

3  Risk Assets include all investments excluding cash and cash equivalents. Net Risk Exposure is the percentage of portfolio exposed to Risk Assets. The "Common stock, long" equity exposure and the Fund's "Exposure, Net" include a 3.8% allocation to a SPAC basket consisting of 76 SPAC investments as of June 30, 2022. Portfolio composition will change due to ongoing management of the Fund. Please see Important Disclosures for a description of the potential risks of investing in SPACs.

4  Geographic exposure based on country of domicile and revenue by geography. Revenue refers to the geographic location of companies' revenue sources, rather than where they are domiciled, and may provide insight into the portfolios' geographic diversification. Totals may not add up due to rounding.

5  The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that an investment in the securities listed was or will be profitable. Increases and decreases represent securities whose position size changed by at least 33% over the period and represented greater than 0.75% of the portfolio at the beginning of the period. As of June 30, 2022, the securities mentioned, and corresponding positions sizes were as follows: Bookings Holdings (0.02%); CarMax (1.0%); Delivery Hero 1% 4/30/2026 [convertible] (0.02%); Ferguson (0.6%); Nintendo Co. (0.5%); Safran (1.1%); Wayfair Inc. 0.625% 10/1/2025 [convertible] (0.5%).

6  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

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Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This presentation does not constitute an investment management agreement or offering circular.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team and are subject to change without notice. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data have been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale.

The return of principal in a bond investment is not guaranteed. Bonds have issuer, interest rate, inflation and credit risks. Interest rate risk is the risk that when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the security may lose some or all of its value. Lower rated bonds, callable bonds and other types of debt obligations involve greater risks. Mortgage-backed securities and asset-backed securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities can be volatile and subject to much higher instances of default. Derivatives may increase volatility.

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The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Value securities, including those selected by the Fund's portfolio managers, are subject to the risk that their intrinsic value may never be realized by the market because the market fails to recognize what the portfolio managers consider to be their true business value or because the portfolio managers have misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Investing in Special Purpose Acquisition Companies ("SPACS") involves risks. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. SPACs are not required to provide the depth of disclosures or undergo the rigorous due diligence of a traditional initial public offering (IPO). Investors in SPACs may become exposed to speculative investments, foreign or domestic, in higher risk sectors/industries. SPAC investors generally pay certain fees and give the sponsor certain incentives (e.g., discounted ownership stakes) not found in traditional IPOs. Due to this, an investment in a SPAC may include potential conflicts and the potential for misalignment of incentives in the structure of the SPAC. For more information relating to the risks of investing in SPACs please refer to the Fund's Prospectus.

While transactions in derivatives may reduce certain risks, they entail certain other risks. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested. Derivatives have a risk of default by the counterparty to a contract. When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative.

Investments in private securities and limited partnerships present risks. These investments are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. They may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction

13

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MSCI ACWI NR USD Index is a free float-adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time.

ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market. To qualify for inclusion in the index, securities must have a below investment grade rating (based on an average of Moody's, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody's, S&P, and Fitch foreign currency long term sovereign debt ratings).

Bloomberg (BBg) US Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P500/ 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index.

60% MSCI ACWI NR USD/ 40% Bloomberg US Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg US Aggregate Bond Index.

Other Definitions

Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%. In decimal form, one basis point appears as 0.0001 (0.01/100).

Commodity is a basic good used in commerce that is interchangeable with other goods of the same type. Commodities are most often used as inputs in the production of other goods or services.

Drawdown refers to how much an investment or trading account is down from the peak before it recovers back to the peak.

Earnings power is a figure that telegraphs a business's ability to generate profits over the long haul, assuming all current operational conditions generally remain constant. Earnings power factors in several elements, including a company's total assets, plus recent growth or loss trends.

14

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Effective yield is the return on a bond that has its interest payments (or coupons) reinvested at the same rate by the bondholder. Effective yield is the total yield an investor receives, in contrast to the nominal yield — which is the stated interest rate of the bond's coupon.

Growth stock is any share in a company that is anticipated to grow at a rate significantly above the average growth for the market. These stocks generally do not pay dividends.

Inflation is the decline of purchasing power of a given currency over time. A quantitative estimate of the rate at which the decline in purchasing power occurs can be reflected in the increase of an average price level of a basket of selected goods and services in an economy over some period of time.

Long Equity Performance represents the performance of stocks that the Fund owned over the given time periods and excludes the long equity portion of a pair trade, short-sales, limited partnerships, derivatives/futures, corporate bonds, mortgage backed securities, and cash and cash equivalents.

Market Cycles, also known as stock market cycles, is a wide term referring to trends or patterns that emerge during different markets or business environments.

Net Equity Exposure includes long equity securities minus short-sales and preferred securities.

Net Risk Exposure is a measure of the extent to which a fund's trading book is exposed to market fluctuations. In regards to the Fund, it is the percent of the portfolio exposed to Risk Assets.

Option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option. Typically, an analyst uses Treasury yields for the risk-free rate.

Return on capital (ROC) is a calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments. ROC gives a sense of how well a company is using its capital to generate profits.

Risk Assets is any asset that carries a degree of risk. Risk asset generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies, but does not include cash and cash equivalents.

Value stock refers to shares of a company that appears to trade at a lower price relative to its fundamentals, such as dividends, earnings, or sales, making it appealing to value investors.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

Yield to maturity (YTM) is the percentage rate of return for a bond assuming that the investor holds the asset until its maturity date. It is the sum of all of its remaining coupon payments. A bond's yield to maturity rises or falls depending on its market value and how many payments remain to be made.

©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

15

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

16

FPA CRESCENT FUND
PORTFOLIO SUMMARY

June 30, 2022 (Unaudited)

Common Stocks		65.9%
Internet Media	9.0%
Semiconductor Devices	5.7%
Cable & Satellite	5.3%
Industrial Distribution & Rental	4.9%
Application Software	3.5%
Cement & Aggregates	3.3%
Diversified Banks	2.8%
E-Commerce Discretionary	2.7%
P&C Insurance	2.5%
Electrical Components	2.4%
Insurance Brokers	1.9%
Base Metals	1.9%
Banks	1.9%
Investment Companies	1.9%
Food Services	1.5%
Institutional Brokerage	1.5%
Chemicals	1.4%
Marine Shipping	1.4%
Integrated Utilities	1.4%
Wealth Management	1.0%
Midstream — Oil & Gas	1.0%
Railroad Rolling Stock	1.0%
Automotive Retailers	0.9%
Apparel, Footwear & Accessory Design	0.8%
Hotels, Restaurants & Leisure	0.8%
Commercial & Residential Building Equipment & Systems	0.8%
Real Estate Owners & Developers	0.6%
Entertainment Content	0.6%
Computer Hardware & Storage	0.4%
Industrials	0.4%
Home Product Stores	0.4%
Oil & Gas Services & Equipment	0.3%
Closed End Fund		0.3%
Limited Partnerships		3.0%
Preferred Stocks		0.2%
Warrant		0.0%
Special Purpose Acquisition Companies		3.8%
Bonds & Debentures		12.9%
U.S. Treasuries	11.4%
Convertible Bonds	1.2%
Corporate Bank Debt	0.3%
Corporate Bonds & Notes	0.0%
Short-term Investments		14.0%
Other Assets And Liabilities, Net		(0.1)%
Net Assets		100.0%

17

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2022
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 9.0%
Alphabet, Inc. Class A(a)	120,419	$262,424,310
Alphabet, Inc. Class C(a)	91,364	199,854,182
Baidu, Inc. ADR Class A (China)(a)	1,100,248	20,842,211
Meta Platforms, Inc. Class A(a)	950,086	153,201,367
Prosus NV (Netherlands)	2,375,720	153,836,387
		$790,158,457
SEMICONDUCTOR DEVICES — 5.7%
Analog Devices, Inc.	1,617,134	$236,247,106
Broadcom, Inc.	409,315	198,849,320
NXP Semiconductors NV (Netherlands)	468,252	69,315,344
		$504,411,770
CABLE & SATELLITE — 5.3%
Charter Communications, Inc. Class A(a)(b)	393,387	$184,313,611
Comcast Corp. Class A(b)	7,087,694	278,121,113
		$462,434,724
INDUSTRIAL DISTRIBUTION & RENTAL — 4.9%
Ferguson PLC (Britain)	460,486	$50,980,405
Howmet Aerospace, Inc.	3,587,992	112,842,348
LG Corp. (South Korea)	1,522,123	91,554,559
Safran SA (France)	938,989	93,490,877
Univar Solutions, Inc.(a)	3,402,938	84,631,068
		$433,499,257
APPLICATION SOFTWARE — 3.5%
Activision Blizzard, Inc.	900,174	$70,087,548
Entain PLC (Isle of Man)(a)	3,189,880	48,542,515
Epic Games, Inc.(c)(d)(e)	33,130	18,486,540
Nexon Co. Ltd. (Japan)	1,965,397	40,358,955
Nintendo Co. Ltd. (Japan)	97,120	41,767,070
Open Text Corp. (Canada)	2,341,452	88,600,544
		$307,843,172
CEMENT & AGGREGATES — 3.3%
HeidelbergCement AG (Germany)	1,012,913	$48,904,748
Holcim AG (Switzerland)	5,565,038	238,681,842
		$287,586,590
DIVERSIFIED BANKS — 2.8%
Citigroup, Inc.	3,571,897	$164,271,543
Flutter Entertainment PLC (Ireland)(a)	374,850	37,869,222
Gulfport Energy Corp.(a)	526,060	41,827,030
		$243,967,795

18

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
E-COMMERCE DISCRETIONARY — 2.7%
Alibaba Group Holding Ltd. (China)(a)	4,216,900	$60,155,688
Amazon.com, Inc.(a)	1,422,300	151,062,483
Booking Holdings, Inc.(a)	1,157	2,023,570
Delivery Hero SE (Germany)(a)(f)	551,839	20,818,582
		$234,060,323
P&C INSURANCE — 2.5%
American International Group, Inc.(b)	4,249,990	$217,301,989
		$217,301,989
ELECTRICAL COMPONENTS — 2.4%
TE Connectivity Ltd. (Switzerland)	1,883,048	$213,066,881
		$213,066,881
INSURANCE BROKERS — 1.9%
Aon PLC Class A (Britain)	628,196	$169,411,897
		$169,411,897
BASE METALS — 1.9%
Glencore PLC (Switzerland)	31,022,887	$168,033,482
		$168,033,482
BANKS — 1.9%
Signature Bank	71,182	$12,756,526
Wells Fargo & Co.	3,961,725	155,180,769
		$167,937,295
INVESTMENT COMPANIES — 1.9%
Groupe Bruxelles Lambert SA (Belgium)	1,970,221	$165,162,440
		$165,162,440
FOOD SERVICES — 1.5%
JDE Peet's NV (Netherlands)	4,041,690	$115,076,259
Just Eat Takeaway.com NV (Netherlands)(a)(f)	965,437	15,170,316
		$130,246,575
INSTITUTIONAL BROKERAGE — 1.5%
Jefferies Financial Group, Inc.(b)	4,697,583	$129,747,243
		$129,747,243
CHEMICALS — 1.4%
International Flavors & Fragrances, Inc.	1,036,066	$123,416,182
		$123,416,182
MARINE SHIPPING — 1.4%
Sound Holding FP (Luxembourg)(c)(d)(e)(g)(h)	1,146,250	$121,957,443
		$121,957,443

19

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
INTEGRATED UTILITIES — 1.4%
FirstEnergy Corp.	2,241,472	$86,050,110
PG&E Corp.(a)	3,597,611	35,904,158
		$121,954,268
WEALTH MANAGEMENT — 1.0%
LPL Financial Holdings, Inc.	487,988	$90,024,026
		$90,024,026
MIDSTREAM — OIL & GAS — 1.0%
Kinder Morgan, Inc.(b)	5,262,897	$88,206,154
		$88,206,154
RAILROAD ROLLING STOCK — 1.0%
Westinghouse Air Brake Technologies Corp.	1,065,725	$87,474,708
		$87,474,708
AUTOMOTIVE RETAILERS — 0.9%
CarMax, Inc.(a)	927,390	$83,910,247
		$83,910,247
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 0.8%
Cie Financiere Richemont SA Class A (Switzerland)	672,990	$72,388,882
		$72,388,882
HOTELS, RESTAURANTS & LEISURE — 0.8%
Marriott International, Inc. Class A	502,930	$68,403,509
		$68,403,509
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.8%
Samsung C&T Corp. (South Korea)	706,861	$67,296,282
		$67,296,282
REAL ESTATE OWNERS & DEVELOPERS — 0.6%
Swire Pacific Ltd. Class A (Hong Kong)	9,424,107	$56,283,224
		$56,283,224
ENTERTAINMENT CONTENT — 0.6%
Netflix, Inc.(a)	289,620	$50,645,849
		$50,645,849
COMPUTER HARDWARE & STORAGE — 0.4%
Dell Technologies, Inc. C Shares	862,607	$39,861,070
		$39,861,070
INDUSTRIALS — 0.4%
Uber Technologies, Inc.(a)	1,747,274	$35,749,226
		$35,749,226

20

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
HOME PRODUCTS STORES — 0.4%
Herbalife Nutrition Ltd.(a)	1,628,225	$33,297,201
		$33,297,201
OIL & GAS SERVICES & EQUIPMENT — 0.3%
McDermott International Ltd.(a)(g)(h)	46,782,420	$26,665,979
		$26,665,979
TOTAL COMMON STOCKS — 65.9% (Cost $4,522,934,508)		$5,792,404,140
CLOSED END FUND — 0.3%
Altegrity, Inc.(c) (Cost $0)	4,756,180	$24,161,394
		$24,161,394
LIMITED PARTNERSHIPS
Footpath Ventures SpV IV LP (Private Credit)(c)(d)(e)	150,000	$11,617,500
FPS LLC (Marine Shipping)(c)(d)(e)(g)(h)	2,073,734	207,055,658
FPS Shelby Holding I LLC (Marine Shipping)(c)(d)(e)(g)(h)	107,799	8,876,468
GACP II LP (Private Credit)(c)(d)(e)	958,312	24,566,488
U.S. Farming Realty Trust LP (Real Estate)(c)(d)(e)(g)	350,000	3,427,610
U.S. Farming Realty Trust II LP (Real Estate)(c)(d)(e)(g)	120,000	10,043,242
TOTAL LIMITED PARTNERSHIPS — 3.0% (Cost $232,488,280)		$265,586,966
PREFERRED STOCKS
ENGINEERING SERVICES — 0.2%
McDermott International, Inc. — 8.00%(c)(d)(e)(g)	22,591	$13,554,380
		$13,554,380
ENERGY — 0.0%
Gulfport Energy Corp. — 10.00%(d)(e)	1,345	$820,450
		$820,450
TOTAL PREFERRED STOCKS — 0.2% (Cost $1,272,525)		$14,374,830
WARRANT — 0.0%
ENERGY — 0.0%
Cie Financiere Richemont SA 11/22/2023(a) (Cost $0)	2,521,536	$1,373,486
		$1,373,486

21

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES(a)	Shares	Fair Value
Accelerate Acquisition Corp.	1,824	$17,893
African Gold Acquisition Corp.	175,509	1,725,253
Agile Growth Corp.	972,411	9,539,352
Alpha Partners Technology Merger Corp.	40,319	391,094
Angel Pond Holdings Corp. Class A	1,264,217	9,389,975
Apollo Strategic Growth Capital II	206,968	2,036,565
Ares Acquisition Corp.	494,451	4,875,287
Atlantic Coastal Acquisition Corp. Class A	1,238,597	12,113,479
Atlantic Coastal Acquisition Corp.	412,865	33,029
Atlantic Coastal Acquisition Corp. II	320,872	3,195,885
BigBear.ai Holdings, Inc.	266,952	106,781
Biote Corp.	1,834	642
Broadscale Acquisition Corp. Class A	1,046,401	8,270,085
BurTech Acquisition Corp.	1,007,550	10,035,198
C5 Acquisition Corp.	245,091	2,448,459
Churchill Capital Corp. VII	616,422	6,071,757
Colonnade Acquisition Corp. II	1,032,132	10,114,894
COVA Acquisition Corp. Class A	502,327	3,308,748
DHC Acquisition Corp.	520,584	5,096,517
Digital Transformation Opportunities Corp.	72,255	705,209
Disruptive Acquisition Corp. I	1,032,135	10,104,602
ESM Acquisition Corp.	157	1,542
Flame Acquisition Corp.	1,032,145	10,176,950
Forest Road Acquisition Corp. II	1,242,983	12,181,233
Fortress Value Acquisition Corp. IV	493,906	4,820,523
FTAC Hera Acquisition Corp.	124,395	1,221,559
Fusion Acquisition Corp. II	173,927	1,703,615
Glenfarne Merger Corp.	1,033,214	10,063,504
Global Partner Acquisition Corp. II	387,688	3,814,850
Golden Arrow Merger Corp.	1,032,132	10,083,930
Gores Holdings VII, Inc.	4,846	47,588
Gores Holdings VIII, Inc. Class A	264,894	2,335,927
Gores Technology Partners II, Inc.	6,490	63,926
GSR II Meteora Acquisition Corp.	425	3,884
GX Acquisition Corp. II Class A	864,261	6,376,088
Heliogen, Inc.	98,835	25,994
Hudson Executive Investment Corp. III	1,243,215	12,183,507
InterPrivate IV InfraTech Partners, Inc.	866,479	8,526,153
Kismet Acquisition Three Corp.	1,032,132	10,094,251
Landcadia Holdings IV, Inc.	1,243,001	12,168,980
Lazard Growth Acquisition Corp. I	37,457	367,453

22

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES — Continued	Shares or Principal Amount	Fair Value
Lead Edge Growth Opportunities Ltd.	111,893	$1,098,789
Macondray Capital Acquisition Corp. I	1,030,833	10,215,555
Mason Industrial Technology, Inc.	760,239	7,412,330
Metals Acquisition Corp. Class A	719,870	5,370,378
Mission Advancement Corp.	613,285	5,991,794
Monument Circle Acquisition Corp.	69,903	687,146
Northern Star Investment Corp. III	550,747	5,391,813
Northern Star Investment Corp. IV	425,470	4,161,097
Orion Acquisition Corp.	252,217	2,474,249
Peridot Acquisition Corp. II	582,407	5,707,589
Pershing Square Tontine Holdings Ltd. Class A	457,176	9,129,805
Pine Technology Acquisition Corp. Class A	967,571	9,453,169
Pine Technology Acquisition Corp.	322,523	16,126
Plum Acquisition Corp. I	969,880	9,514,523
PowerUp Acquisition Corp.	46,911	473,332
Prenetics Global Ltd.	10,692	1,926
Ross Acquisition Corp. II	231,224	2,279,869
RXR Acquisition Corp.	9,883	96,359
Silver Spike Acquisition Corp. II Class A	163,460	1,282,835
Slam Corp.	714,327	7,014,691
Stratim Cloud Acquisition Corp.	671,649	6,548,578
Swvl Holdings Corp.	27,467	11,261
TCW Special Purpose Acquisition Corp.	118,726	1,157,578
Tio Tech A (Germany)	297,050	2,893,267
TLG Acquisition One Corp.	1,242,983	12,193,663
Twelve Seas Investment Co. II	990,015	9,721,947
Viking Acquisition (Norway)(c)(d)(e)	9,562,500	6,472,278
Virgin Orbit Holdings, Inc.	94,559	54,665
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES — 3.8% (Cost $338,967,201)		$332,668,773
BONDS & DEBENTURES
CORPORATE BONDS & NOTES
ENERGY — 0.0%
Gulfport Energy Corp. — 6.000% 10/15/2024(d)(e)	$18,209,000	$—
Gulfport Energy Corp. — 6.375% 5/15/2025(d)(e)	8,822,000	—
Gulfport Energy Corp. — 6.375% 1/15/2026(d)(e)	9,128,000	—
Gulfport Energy Corp. — 6.625% 5/1/2023(d)(e)	9,417,000	—

23

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Gulfport Energy Corp. — 8.000% 5/17/2026	$596,287	$585,852
		$585,852
TOTAL CORPORATE BONDS & NOTES — 0.0% (Cost $0)		$585,852
CONVERTIBLE BONDS
COMMUNICATIONS — 1.2%
Delivery Hero SE — 1.000% 4/30/2026 (Germany)	$2,600,000	$1,762,420
Delivery Hero SE — 1.000% 1/23/2027 (Germany)	86,200,000	62,676,179
Wayfair, Inc. — 0.625% 10/01/2025	66,737,000	44,079,788
		$108,518,387
TOTAL CONVERTIBLE BONDS — 1.2% (Cost $121,123,086)		$108,518,387
CORPORATE BANK DEBT
McDermott LC, 1M USD LIBOR + 4.000% — 4.750% 12/31/2025(c)(d)(e)(g)(i)(j)(m)	$28,718,370	$18,167,706
McDermott Intl Senior Exit LC — 3.000% 6/30/2024(g)(m)(n)	19,843,000	(8,929,350)
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 2.666% 6/30/2025(c)(g)(j)(m)	33,588,030	16,794,015
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 4.666% 6/28/2024(c)(g)(j)(m)	1,074,102	644,461
TOTAL CORPORATE BANK DEBT — 0.3% (Cost $92,471,174)		$26,676,832
U.S. TREASURIES
U.S. Treasury Bills — 0.614% 7/7/2022(k)	$90,000,000	$89,988,453
U.S. Treasury Bills — 0.325% 8/11/2022(k)	55,000,000	54,911,357
U.S. Treasury Bills — 0.393% 7/28/2022(k)	47,000,000	46,965,103
U.S. Treasury Bills — 0.663% 7/5/2022(k)	70,000,000	69,991,775
U.S. Treasury Bills — 0.716% 7/12/2022(k)	61,000,000	60,979,089
U.S. Treasury Bills — 0.833% 7/26/2022(k)	30,000,000	29,977,917
U.S. Treasury Bills — 0.834% 7/21/2022(k)	99,000,000	98,940,739
U.S. Treasury Bills — 0.840% 7/19/2022(k)	50,000,000	49,972,875
U.S. Treasury Bills — 0.919% 8/2/2022(k)	65,000,000	64,933,342
U.S. Treasury Bills — 0.956% 8/4/2022(k)	70,000,000	69,917,043
U.S. Treasury Bills — 1.026% 8/9/2022(k)	55,000,000	54,923,682
U.S. Treasury Bills — 1.359% 9/15/2022(k)	90,000,000	89,691,750
U.S. Treasury Bills — 1.367% 8/18/2022(k)	33,000,000	32,935,221

24

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. Treasury Bills — 1.446% 8/25/2022(k)	$70,000,000	$69,837,173
U.S. Treasury Bills — 1.450% 8/16/2022(k)	23,000,000	22,960,097
U.S. Treasury Bills — 1.453% 8/23/2022(k)	60,000,000	59,867,280
U.S. Treasury Bills — 1.462% 8/30/2022(k)	33,000,000	32,917,995
TOTAL U.S. TREASURIES — 11.4% (Cost $999,906,214)		$999,710,891
TOTAL BONDS & DEBENTURES — 12.9% (Cost $1,213,500,474)		$1,135,491,962
TOTAL INVESTMENT SECURITIES — 86.1% (Cost $6,309,162,988)		$7,566,061,551
SHORT-TERM INVESTMENTS
Amazon.com, Inc.
— 1.087% 8/1/2022	$40,000,000	$39,963,144
— 1.087% 8/2/2022	65,000,000	64,938,178
— 1.087% 8/5/2022	71,000,000	70,926,140
— 1.148% 8/8/2022	69,000,000	68,917,699
— 1.321% 8/12/2022	39,000,000	38,940,850
Apple, Inc.
— 0.863% 7/7/2022	25,000,000	24,996,458
— 0.883% 7/13/2022	30,000,000	29,991,300
— 0.883% 7/14/2022	60,000,000	59,981,150
— 0.944% 7/18/2022	110,000,000	109,951,692
— 0.965% 7/25/2022	37,000,000	36,976,567
Nestle Capital Corp.
— 0.782% 7/1/2022	40,000,000	40,000,000
— 0.853% 7/6/2022	30,000,000	29,996,500
— 0.853% 7/8/2022	40,000,000	39,993,467
— 0.883% 7/11/2022	20,000,000	19,995,167
— 1.543% 7/13/2022	61,000,000	60,969,093
Nestle Finance International Ltd.
— 0.984% 7/8/2022	50,000,000	49,990,569
— 0.985% 7/8/2022	54,000,000	53,989,815
PepsiCo, Inc.
— 0.985% 7/29/2022	30,000,000	29,977,367
— 1.421% 7/15/2022	110,000,000	109,940,111
— 1.421% 7/18/2022	36,000,000	35,976,200

25

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Principal Amount	Fair Value
Roche Holdings, Inc.
— 1.127% 7/20/2022	$25,000,000	$24,985,354
— 1.491% 7/1/2022	50,000,000	50,000,000
— 1.492% 7/19/2022	20,000,000	19,985,300
Walmart, Inc.
— 0.974% 7/11/2022	40,000,000	39,989,333
— 0.985% 7/19/2022	65,000,000	64,968,475
State Street Bank Repurchase Agreement — 0.24% 7/1/2022
(Dated 06/30/2022, repurchase price of $19,428,130, collateralized by $19,838,300 principal amount U.S. Treasury Notes — 3.000% 2024, fair value $19,816,597)(l)	19,428,000	19,428,000
TOTAL SHORT-TERM INVESTMENTS — 14.0% (Cost $1,235,767,929)		$1,235,767,929
TOTAL INVESTMENTS — 100.1% (Cost $7,544,930,917)		$8,801,829,480
Other Assets and Liabilities, net — (0.1)%		(11,624,144)
NET ASSETS — 100.0%		$8,790,205,336

(a)  Non-income producing security.

(b)  As of June 30, 2022, investments with a value of $669,153,500 were fully or partially segregated with the broker(s)/custodian as collateral for short option contracts.

(c)  Restricted securities. These restricted securities constituted 6.34% of total net assets at June 30, 2022, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

(e)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 5.06% of total net assets at June 30, 2022.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Affiliated Security.

26

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

(h)  Controlled company.

(i)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(j)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2022. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(l)  Security pledged as collateral (See Note 10 of the Notes to Financial Statements).

(m)  For corporate bank debt, the rate shown may represent a weighted average interest rate.

(n)  As of June 30, 2022, the Fund had entered into commitments to fund various delayed draw limited partnership and/debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 11 of the Notes to Financial Statements for further information on these commitments and contingencies.

27

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(c),(d)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Goldman Sachs International	$9,204,500,000	$2,531,238	$5,596,336
Call — CMS Cap Swap(c),(d)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Goldman Sachs International	9,204,500,000	2,531,238	5,789,631
Call — CMS Cap Swap(c),(d)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/1/2023	Goldman Sachs International	9,204,500,000	2,531,237	6,028,947
Call — CMS Cap Swap(c),(d)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/8/2023	Goldman Sachs International	9,204,500,000	2,531,237	6,268,264
Call — CMS Cap Swap(c),(d)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Morgan Stanley	5,062,500,000	1,265,625	2,865,375
Call — CMS Cap Swap(c),(d)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Morgan Stanley	5,062,500,000	1,265,625	2,986,875

28

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(c),(d)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/1/2023	Morgan Stanley	$5,062,500,000	$1,265,625	$3,138,750
Call — CMS Cap Swap(c),(d)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/8/2023	Morgan Stanley	5,062,500,000	1,265,625	3,285,563
Call — OIS Cap Swap(c),(d)	Receive	3-Month USD-LIBOR	0.68%	1/11/2029	Morgan Stanley	260,061,813	7,038,227	37,604,938
							$22,225,677	$73,564,679

Written Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put — OIS Floor Swap (c)(d)	Pay	3-Month USD-LIBOR	0.35%	1/11/2029	Morgan Stanley	$(260,061,813)	$(7,038,227)	$(2,531,442)

Forward Foreign Currency Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at June 30, 2022	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	17,023,544	JPY	2,188,700,000	8/18/2022	$16,176,498	$847,046	$—
Total						$16,176,498	$847,046	$—

29

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2022
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altegrity, Inc.	09/01/2021, 03/15/2022	$—	$24,161,394	0.28%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 02/15/2023	02/26/2020	2,531,238	5,596,336	0.06%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 02/22/2023	02/26/2020	2,531,238	5,789,631	0.07%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 03/01/2023	02/26/2020	2,531,237	6,028,947	0.07%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 03/08/2023	02/26/2020	2,531,237	6,268,264	0.07%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 02/15/2023	02/26/2020	1,265,625	2,865,375	0.03%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 02/22/2023	02/26/2020	1,265,625	2,986,875	0.03%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 03/01/2023	02/26/2020	1,265,625	3,138,750	0.04%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 03/08/2023	02/26/2020	1,265,625	3,285,563	0.04%
Epic Games, Inc.	06/25/2020	19,049,750	18,486,540	0.21%
FPS LLC (Marine Shipping)	01/03/2022, 02/04/2022, 02/03/2022, 03/09/2022, 04/01/2022, 04/29/2022	188,848,513	207,055,658	2.36%
FPS Shelby Holding I LLC (Marine Shipping)	02/04/2020, 03/26/2020, 04/29/2020, 07/24/2020	10,191,935	8,876,468	0.10%
Footpath Ventures SpV IV LP (Private Credit)	09/24/2021	15,279,600	11,617,500	0.13%
GACP II LP (Private Credit)	01/17/2020	8,936,399	24,566,488	0.28%
McDermott International, Inc.	12/31/2020	—	13,554,380	0.15%

30

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2022
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott LC, 1M USD LIBOR + 4.000% — 4.750% 12/31/2025	03/04/2021, 03/05/2021	$35,777,645	$18,167,706	0.21%
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 2.666% 6/30/2025	12/31/2021, 01/31/2022 02/28/2022, 03/31/2022, 04/29/2022, 05/31/2022	64,251,133	16,794,015	0.19%
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 4.666% 6/30/2024	07/01/2020	1,074,101	644,461	0.01%
OIS CAP SWAPTION 0.680 JAN29 0.680 CALL Morgan Stanley 0.680% 01/11/2029	10/19/2020	7,038,227	37,604,938	0.43%
OIS FLOOR SWAPTION 0.350 JAN29 0.350 PUT Morgan Stanley 0.350% 01/11/2029	10/19/2020	(7,038,227)	(2,531,442)	(0.03)%
Sound Holding FP	10/07/2013	60,882,839	121,957,443	1.39%
U.S. Farming Realty Trust LP (Real Estate)	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	—	3,427,610	0.04%
U.S. Farming Realty Trust II LP (Real Estate)	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 07/29/2015	9,231,833	10,043,242	0.11%
Viking Acquisition (Norway)	06/03/2021	7,607,534	6,472,278	0.07%
TOTAL RESTRICTED SECURITIES		$436,318,732	$556,858,420	6.34%

See accompanying Notes to Financial Statements.

31

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $5,894,488,512)	$7,147,803,939
Investments in affiliates — at fair value (identified cost $414,674,476)	418,257,612
Short-term investments — at amortized cost (maturities 60 days or less)	1,235,767,929
Purchased options, at value (premiums paid $22,225,677)	73,564,679
Unrealized appreciation on forward foreign currency contracts	847,046
Deposits for securities sold short	187,190
Cash	34,244
Foreign currencies at value (identified cost $404,398)	401,233
Receivable for:
Investment securities sold	69,983,429
Dividends and interest	12,585,079
Capital Stock sold	2,540,407
Prepaid expenses and other assets	84,170
Total assets	8,962,056,957
LIABILITIES
Written options, at value (premiums received $7,038,227)	2,531,442
Payable for:
Investment securities purchased	84,347,181
Due to broker — OTC derivatives collateral	71,784,124
Advisory fees	7,060,218
Capital Stock repurchased	4,738,910
Accrued expenses and other liabilities	1,389,746
Other commitments and contingencies — Note 11
Total liabilities	171,851,621
NET ASSETS	$8,790,205,336
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 272,393,634 outstanding shares	$7,429,574,722
Distributable earnings	1,360,630,614
NET ASSETS	$8,790,205,336
Institutional Class:
Net Assets	$6,502,455,998
Shares outstanding, no par value; unlimited authorized shares	201,494,490
Offering and redemption price per share	$32.27
Supra Institutional Class:
Net Assets	$2,287,749,338
Shares outstanding, no par value; unlimited authorized shares	70,899,144
Offering and redemption price per share	$32.27

See accompanying Notes to Financial Statements.

32

FPA CRESCENT FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,793,853)	$63,081,716
Interest	3,756,283
Other Income	272,949
Total investment income	67,110,948
EXPENSES
Advisory fees	44,684,209
Transfer agent fees and expenses	2,830,819
Administrative services fees — Institutional Class	2,646,504
Administrative services fees — Supra Institutional Class	102,403
Redemption liquidity service	332,328
Administrator fees	225,068
Custodian fees	221,875
Reports to shareholders	220,831
Other professional fees	199,710
Legal fees	151,368
Short sale dividend expense	140,013
Trustee fees and expenses	87,689
Filing fees	63,991
Audit and tax services fees	35,861
Other	46,520
Total expenses	51,989,189
Reimbursement from Adviser	(1,802,270)
Net expenses	50,186,919
Net investment income	16,924,029
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	100,692,951
Investments in affiliates	(920,718)
In-kind redemptions	62,120,979
Written options	8,526,001
Swap contracts	(308,647)
Investments in foreign currency transactions	(944,328)
Net change in unrealized appreciation (depreciation) of:
Investments	(1,665,200,166)
Investments in affiliates	119,010,044
Investment securities sold short	69,713,717
Written options	970,030
Purchased options	55,405,629
Investments in forward foreign currency contracts	847,046
Translation of foreign currency denominated amounts	(748,399)
Net realized and unrealized loss	(1,250,835,861)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,233,911,832)

See accompanying Notes to Financial Statements.

33

FPA CRESCENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$16,924,029	$1,725,313
Net realized gain	169,166,238	1,375,196,486
Net change in unrealized appreciation (depreciation)	(1,420,002,099)	98,606,210
Net increase (decrease) in net assets resulting from operations	(1,233,911,832)	1,475,528,009
Distributions to shareholders — Institutional Class	(51,675,513)	(919,984,099)
Distributions to shareholders — Supra Institutional Class	(18,847,772)	(200,997,258)
Total distributions to shareholders	(70,523,285)	(1,120,981,357)
Capital Stock transactions:(a)
Proceeds from Capital Stock sold	1,392,552,163	1,976,165,831
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	61,213,644	964,804,823
Cost of Capital Stock repurchased(b)	(1,644,081,347)	(3,093,196,869)
Net decrease from Capital Stock transactions	(190,315,540)	(152,226,215)
Total change in net assets	(1,494,750,657)	202,320,437
NET ASSETS
Beginning of period	10,284,955,993	10,082,635,556
End of period	$8,790,205,336	$10,284,955,993

(a)  See Note 9, Capital Stock, in the Notes to Financial Statements.

(b)  Net of redemption fees of $68,068 and $431,341 for the period ended June 30, 2022 and year ended December 31, 2021, respectively, see Note 7 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

34

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2022		Year Ended December 31
	(Unaudited)		2021		2020		2019		2018		2017
Institutional Class
Per share operating performance:
Net asset value at beginning of period	$37.01		$35.97		$33.83		$29.53		$34.69		$32.61
Income from investment operations:
Net investment income(a)	0.05		—	(b)	0.18		0.62		0.24		0.23
Net realized and unrealized gain (loss) on investment securities	(4.53)		5.34		3.69		5.25		(2.78)		3.14
Total from investment operations	(4.48)		5.34		3.87		5.87		(2.54)		3.37
Less distributions:
Dividends from net investment income	(0.02)		(0.29)		(0.11)		(0.80)		(0.21)		(0.34)
Distributions from net realized capital gains	(0.24)		(4.01)		(1.62)		(0.77)		(2.41)		(0.95)
Total distributions	(0.26)		(4.30)		(1.73)		(1.57)		(2.62)		(1.29)
Redemption fees(b)	—		—		—		—		—		—
Net asset value at end of period	$32.27		$37.01		$35.97		$33.83		$29.53		$34.69
Total investment return	(12.11)%		15.17%		12.11%		20.02%		(7.43)%		10.39%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$6,502,456		$8,394,402		$8,903,455		$14,009,883		$13,707,240		$17,484,747
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.10	%(c)(d)	1.17	%(e)	1.15	%(e)	1.23	%(e)	1.18	%(e)	1.10	%(e)
After reimbursement from Adviser	1.06	%(c)(d)	1.14	%(e)	1.13	%(e)	1.23	%(e)	1.18	%(e)	1.10	%(e)
Net investment income:
Before reimbursement from Adviser	0.28	%(c)	(0.03)%		0.54%		1.90%		0.70%		0.66%
After reimbursement from Adviser	0.31	%(c)	0.01%		0.56%		1.90%		0.70%		0.66%
Portfolio turnover rate	28	%(c)	20%		29%		23%		64%		18%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  Annualized

(d)  For the period ended June 30, 2022, the expense ratio includes short sale dividend expense that rounds to less than 0.01% of average net assets.

(e)  For the years ended December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018 and December 31, 2017, the expense ratio includes short sale dividend expense equal to 0.09%, 0.07%, 0.16%, 0.11% and 0.03% of average net assets, respectively.

See accompanying Notes to Financial Statements.

35

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021		Period from September 4, through December 31, 2020
Supra Institutional Class
Per share operating performance:
Net asset value at beginning of period	$37.01		$35.98		$31.96
Income from investment operations:
Net investment income(a)	0.09		0.02		0.01
Net realized and unrealized gain on investment securities	(4.56)		5.33		4.81
Total from investment operations	(4.47)		5.35		4.82
Less distributions:
Dividends from net investment income	(0.03)		(0.31)		—
Distributions from net realized capital gains	(0.24)		(4.01)		(0.80)
Total distributions	(0.27)		(4.32)		(0.80)
Redemption fees(b)	—		—		—
Net asset value at end of period	$32.27		$37.01		$35.98
Total investment return	(12.08)%		15.24%		15.08%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$2,287,749		$1,890,554		$1,179,180
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.04	%(c)(d)	1.12	%(e)	1.14	%(c)(e)
After reimbursement from Adviser	1.00	%(c)(d)	1.09	%(e)	1.11	%(c)(e)
Net investment income:
Before reimbursement from Adviser	0.46	%(c)	0.02%		0.07	%(c)
After reimbursement from Adviser	0.49	%(c)	0.06%		0.10	%(c)
Portfolio turnover rate	28	%(c)	20%		29%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  Annualized.

(d)  For the period ended June 30, 2022, the expense ratio includes short sale dividend expense that rounds to less than 0.01% of average net assets.

(e)  For the years ended December 30, 2021 and December 31, 2020, the expense ratio includes short sale dividend expense equal to 0.10% and 0.13% of average net assets, respectively.

See accompanying Notes to Financial Statements.

36

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2022
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2022. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years,

37

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives

38

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund's other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, the Fund may elect not to participate in the proposed transaction or the Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of

39

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

effectiveness of current vaccines against new variants. Similar consequences could arise as a result of the spread of other infectious diseases. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $1,029,619,558 for the period ended June 30, 2022. The proceeds and cost of securities sold resulting in net realized gains of $163,158,098 aggregated $1,155,898,113 and $992,740,015, respectively, for the period ended June 30, 2022.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2022 was $6,334,561,988 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2022, for federal income tax purposes was $1,880,983,882 and $(649,484,319), respectively, resulting in net unrealized appreciation of $1,231,499,563. As of and during the period ended June 30, 2022, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser").

Effective September 4, 2020, the Board approved the addition of the Supra Institutional Class shares and the reduction in the annual advisory fee rate paid by the Fund to 0.93%. The current management fee rate paid by Institutional Class shares is 1.00% and Supra Institutional Class shares is 0.94%, which includes both the advisory fee of 0.93% and a class-specific administrative service fee of 0.07% for Institutional Class and 0.01% for Supra Institutional Class. In addition, the Adviser has contractually agreed to reimburse operating expenses in excess of 0.05% of the average daily net assets of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expense, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2023. The Adviser has also contractually agreed to reimburse the Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Fund through April 30, 2023. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limit is expressed as a percentage of average daily net assets attributable to the Fund on an annualized basis during the reporting period. The expenses borne by the Adviser are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made if it would result in the Fund exceeding the total operating expense limits. Any amounts outstanding at the end of the period are shown as an expense reimbursement from Adviser or expense reimbursement to Adviser on the Statement of Assets and Liabilities.

40

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

For the period ended June 30, 2022, the Fund paid aggregate fees and expenses of $87,689 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2022, the Fund collected $68,068 in redemption fees. The impact of these fees is less than $0.01 per share. Subsequent to the December 31, 2021, the Board unanimously approved the elimination of the Fund's 2% redemption fee effective February 18, 2022.

The Funds may participate in the ReFlow Fund, LLC ("ReFlow") liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow's discretion. For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily "Dutch auction" among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund's in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds' liquidity needs on a particular day. During the period ended June 30, 2022, only FPA Crescent Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations within redemption liquidity service fees.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close

41

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1. The investments in limited partnerships represent investments in private funds which are valued at their net asset value as a practical expedient. The Fund applies the practical expedient to limited partnerships on an investment-by-investment basis unless it is probable that the Fund could sell a portion of an investment at an amount different from the NAV of the investment. The management agreements of the limited partnerships provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% of the net profits earned. The net asset value of the limited partnerships has been estimated primarily based upon the pro-rata ownership of the fair value of the limited partnerships as reported by the management of the limited partnerships. Investments in private funds can never be redeemed. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the limited partnerships.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

42

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table presents the valuation levels of the Fund's investments as of June 30, 2022 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$615,479,859	$174,678,598	—	$790,158,457
Semiconductor Devices	504,411,770	—	—	504,411,770
Cable & Satellite	462,434,724	—	—	462,434,724
Industrial Distribution & Rental	248,453,821	185,045,436	—	433,499,257
Application Software	158,688,092	130,668,540	$18,486,540	307,843,172
Cement & Aggregates	—	287,586,590	—	287,586,590
Diversified Banks	206,098,573	37,869,222	—	243,967,795
E-Commerce Discretionary	153,086,053	80,974,270	—	234,060,323
P&C Insurance	217,301,989	—	—	217,301,989
Electrical Components	213,066,881	—	—	213,066,881
Insurance Brokers	169,411,897	—	—	169,411,897
Base Metals	—	168,033,482	—	168,033,482
Banks	167,937,295	—	—	167,937,295
Investment Companies	—	165,162,440	—	165,162,440
Food Services	—	130,246,575	—	130,246,575
Institutional Brokerage	129,747,243	—	—	129,747,243
Chemicals	123,416,182	—	—	123,416,182
Marine Shipping	—	—	121,957,443	121,957,443
Integrated Utilities	121,954,268	—	—	121,954,268
Wealth Management	90,024,026	—	—	90,024,026
Midstream — Oil & Gas	88,206,154	—	—	88,206,154
Railroad Rolling Stock	87,474,708	—	—	87,474,708
Automotive Retailers	83,910,247	—	—	83,910,247
Apparel, Footwear & Accessory Design	—	72,388,882	—	72,388,882
Hotels, Restaurants & Leisure	68,403,509	—	—	68,403,509
Commercial & Residential Building Equipment & Systems	—	67,296,282	—	67,296,282
Real Estate Owners & Developers	—	56,283,224	—	56,283,224
Entertainment Content	50,645,849	—	—	50,645,849
Computer Hardware & Storage	39,861,070	—	—	39,861,070
Industrials	35,749,226	—	—	35,749,226

43

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Home Products Stores	$33,297,201	—	—	$33,297,201
Oil & Gas Services & Equipment	26,665,979	—	—	26,665,979
Closed End Fund	—	$24,161,394	—	24,161,394
Limited Partnerships	—	—	$265,586,966	265,586,966
Preferred Stocks
Engineering Services	—	—	13,554,380	13,554,380
Energy	—	—	820,450	820,450
Warrant
Energy	1,373,486	—	—	1,373,486
Special Purpose Acquisition Companies	325,723,163	473,332	6,472,278	332,668,773
Corporate Bonds & Notes	—	585,852	—	585,852
Convertible Bonds	—	108,518,387	—	108,518,387
Corporate Bank Debt	—	8,509,126	18,167,706	26,676,832
U.S. Treasuries	—	999,710,891	—	999,710,891
Short-Term Investments	—	1,235,767,929	—	1,235,767,929
	$4,422,823,265	$3,933,960,452	$445,045,763	$8,801,829,480
Purchased Options (interest rate risk)	—	—	$73,564,679	$73,564,679
Written Options (interest rate risk)	—	—	(2,531,442)	(2,531,442)
Forward Foreign Currency Contracts (currency risk)	—	$847,046	—	847,046
	—	$847,046	$71,033,237	$71,880,283

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2022:

Investments	Beginning Value at December 31, 2021	Net Realized and Unrealized Gains (Losses)(a)	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2022	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2022
Common Stocks	$84,884,430	$62,302,021	—	$(6,742,468)	—	$140,443,983	$63,222,738
Limited Partnerships	151,633,431	34,047,047	$88,928,369	(9,021,881)	—	265,586,966	34,047,047
Preferred Stocks	14,281,743	93,123	—	(36)	—	14,374,830	93,087
Special Purpose
Acquisition Companies	7,238,930	(766,652)	—	—	—	6,472,278	(766,652)
Corporate Bonds & Notes	—	25,707	—	(25,707)	—	—	—

44

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Beginning Value at December 31, 2021	Net Realized and Unrealized Gains (Losses)(a)	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2022	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2022
Corporate Bank Debt	$7,815,830	$1,422,526	—	—	$8,929,350	$18,167,706	$1,422,526
Purchased Options (interest rate risk)	23,221,610	58,869,070	—	$(8,526,001)	—	73,564,679	55,405,629
Written Options (interest rate risk)	(3,501,472)	970,030	—	—	—	(2,531,442)	970,030
	$285,574,502	$156,962,872	$88,928,369	$(24,316,093)	$8,929,350	$516,079,000	$154,394,405

(a)  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $8,929,350 out of Level 3 into Level 2. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of June 30, 2022:

Financial Assets	Fair Value at June 30, 2022	Valuation Technique(s)	Unobservable Inputs	Price/Range		Weighted Average
Special Purpose Acquisition Companies	$6,472,278	Pricing Model (a)	Quotes/Prices	$10.00		$10.00
Corporate Bank Debt	$18,167,706	Pricing Model (b)	Quotes/Prices	$55.00		$55.00
Preferred Stock	$14,374,830	Pricing Model (b)	Quotes/Prices	$600.00-$610.00		$600.57
Purchased Options (interest rate risk)	$73,564,679	Third-Party Broker Quote (c)	Quotes/Prices	$0.00-$0.14		$0.07
Written Options (interest rate risk)	$(2,531,442)	Third-Party Broker Quote (c)	Quotes/Prices	$0.01		$0.01
Common Stocks- Long	$121,957,443	Market Approach (d)	Market Discounts	58%		58%
	18,486,540	Pricing Model (e)	Capital Stock Activity	N/A		N/A
			Discounts	40%		40%
Limited Partnerships	$24,566,488	Discounted Issuer Statement (f)	Market Discounts	15%		15%
	215,932,126	Market Approach (d)	Market Discounts	37	%-69%	38%
	11,617,500	Discounted Issuer Statement (f)	Market Discounts	23%		23%
	13,470,852	Discounted Issuer Statement (f)	Market Discounts	26	%-31%	28%

(a)  The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(b)  The Pricing Model technique for Level 3 securities involves an indicated, estimated or actual execution price for the security received by the broker's trading desk but not necessarily widely disseminated.

(c)  The Third Party Broker Quote technique involves obtaining a third-party broker quote for the security.

(d)  The fair value of the investment is based on the market approach, which involves obtaining broker quotes for the underlying ships based on free and clear charter rates, and further discounting those quotes for vessel-specific contracted charter rates.

(e)  The fair value of the investment is based on capital funding terms. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

(f)  The statement provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner, or other market discounts for secondary market trading in limited partnerships.

45

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward

46

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts."

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Purchased options, at value	$73,564,679	Written options, at value	$(2,531,442)
Interest rate contracts	Forward Foreign Currency Contracts	847,046	—	—

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Swap contracts	$(308,647)	—
Interest rate contracts	Written options, Purchased options	8,526,001	$56,375,659
Interest rate contracts	Forward Foreign Currency Contracts	—	847,046
Total		$8,217,354	$57,222,705

47

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

During the period ended June 30, 2022 the Fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $0 and $17,023,544, respectively.

The following table represents the average monthly volume of the Fund's derivative transactions during the period ended June 30, 2022:

Purchased Options
Average notional amount
Calls	$70,064,061,813
Written Options
Average notional amount
Puts	$(260,061,813)

NOTE 9 — Capital Stock

	Period Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Capital Stock sold
Institutional Class	12,861,354	$453,986,932	21,888,320	$862,574,874
Supra Institutional Class	26,870,662	938,565,231	28,356,842	1,113,590,957
Issued to shareholders upon reinvestment of dividends and distributions
Institutional Class	1,362,515	43,874,680	21,538,321	793,113,350
Supra Institutional Class	538,642	17,338,964	4,686,401	171,691,473
Capital Stock repurchased
Institutional Class	(39,548,078)	(1,376,941,280)	(64,107,130)	(2,510,889,410)
Supra Institutional Class	(7,597,989)	(267,140,067)	(14,728,481)	(582,307,459)
Change in Capital Stock outstanding	(5,512,894)	$(190,315,540)	(2,365,727)	$(152,226,215)

NOTE 10 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts

48

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for the offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2022:

Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged		Financial Instruments (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Asset and (Liabilities)(a)
State Street Bank and Trust Company:
	Repurchase Agreement	$19,428,000	—		$(19,428,000	)(b)	—	—
Barclays Bank PLC:
	Forward Foreign Currency Contracts	$847,046	—		$(740,000)		—	$107,046
Goldman Sachs International:
	Purchased Options	$23,683,178	$(23,683,178	)(c)	—			—
Morgan Stanley:
	Purchased Options	$49,881,501	$(47,350,059	)(d)	—		$(2,531,442)	—
	Written Options	$(2,531,442)					$2,531,442

(a)  Represents the net amount receivable (payable) from the counterparty in the event of default.

(b)  Collateral with a value of $19,816,597 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

(c)  Collateral with a value of $23,685,124 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

(d)  Collateral with a value of $47,359,000 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

49

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 11 — Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications. The maximum exposure of the Fund under these arrangements and activities is unknown.

Commitments to extend credit or invest capital include loan or debt-related proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements, or delayed draws of investments in limited partnerships. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of June 30, 2022, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments and the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$10,038,100

NOTE 12 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the period ended June 30, 2022, appear below:

Investments	Shares Held as of December 31, 2021	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of June 30, 2022	Shares as of June 30, 2022	Dividend Income from Affiliated Investments
Common Stocks — 1.69%
Oil & Gas Services & Equipment — 0.30%
McDermott International Ltd.(a)(b)	46,782,420	$19,180,792	—	—	—	$7,485,187	—	$26,665,979	46,782,420	—
Marine Shipping — 1.39%
Sound Holding FP (Luxembourg)(b)(c)(d)(e)	1,146,250	55,564,380	—	$(6,742,467)	$(920,718)	74,056,248	—	121,957,443	1,146,250	—
Corporate Bank Debt — 0.30%
McDermott LC, 1M USD LIBOR + 4.000% — 4.750% 12/31/2025(c)(d)(e)(f)(g)	28,718,370	17,142,040	—	—	—	1,025,666	—	18,167,706	28,718,370	—

50

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Shares Held as of December 31, 2021	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of June 30, 2022	Shares as of June 30, 2022	Dividend Income from Affiliated Investments
McDermott Intl Senior Exit LC — 3.000% 6/30/2024	19,843,000	$(9,326,210)	—	—	—	$396,860	—	$(8,929,350)	19,843,000	—
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 2.666% 6/30/2025(c)(g)	33,083,090	14,225,729	$504,940	—	—	2,063,346	—	16,794,015	33,588,030	—
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 4.666% 6/28/2024(c)(g)	1,074,102	612,238	—	—	—	32,223	—	644,461	1,074,102	—
		22,653,797	$504,940	—	—	3,518,095	—	26,676,832		—
Limted Partnerships — 2.62%
FPS LLC(b)(c)(d)(e)	1,185,446	83,704,351	88,828,769	—	—	34,522,538	—	207,055,658	2,073,734	—
FPS Shelby Holding I LLC(b)(c)(d)(e)	107,799	8,876,468	—	—	—	—	—	8,876,468	107,799	—
U.S. Farming Realty Trust, L.P.(c)(d)(e)	350,000	5,966,001	—	—	—	(2,538,391)	—	3,427,610	350,000	—
U.S. Farming Realty Trust II, L.P.(c)(d)(e)	120,000	8,343,236	—	$(266,361)	—	1,966,367		10,043,242	120,000	—
		106,890,056	88,828,769	(266,361)	—	33,950,514	—	229,402,978		—
Preferred Stocks — 0.15%
Engineering Services — 0.15%
McDermott International, Inc.(c)(d)(e)	22,591	13,554,380	—	—	—	—	—	13,554,380	22,591	—
Total Affiliate Investments — 4.76%		$217,843,405	$89,333,709	$(7,008,828)	$(920,718)	$119,010,044	—	$418,257,612		—

(a)  Non-income producing security.

(b)  Controlled company.

(c)  Restricted securities. These securities are considered liquid by the Adviser. Most of these securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

51

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

(e)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures.

(f)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(g)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2022. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

52

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2022 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Institutional Class
Beginning Account Value December 31, 2021	$1,000.00	$1,000.00
Ending Account Value June 30, 2022	$878.90	$1,019.54
Expenses Paid During Period(a)	$4.94	$5.31
Supra Institutional Class
Beginning Account Value December 31, 2021	$1,000.00	$1,000.00
Ending Account Value June 30, 2022	$879.20	$1019.84
Expenses Paid During Period(b)	$4.66	$5.01

(a)  Expenses are equal to the class's annualized expense ratio of 1.06%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2022 (181/365 days).

(b)  Expenses are equal to the class's annualized expense ratio of 1.00%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2022 (181/365 days).

53

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., and Robert F. Goldrich are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Trustee	2022	Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Trustee & Chairman	2015	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). He is a Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital and Waverley Capital Acquisition Corporation

54

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	2	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

55

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Managing Partner of FPA.
Steven Romick, 1963	Vice President and Portfolio Manager	2002

Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2013	Partner of FPA (since 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015).
Brian Selmo, 1977	Vice President and Portfolio Manager	2013	Partner of FPA (since 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015).
Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of the Adviser (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Managing Director and CFO of the Adviser (since 2022); and Treasurer of each FPA Fund. Formerly, Senior Vice President and Controller of the Adviser.
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

56

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Institutional Class:
TICKER SYMBOL: FPACX
CUSIP: 30254T759
Supra Institutional Class:
TICKER SYMBOL: FPCSX
CUSIP: 30254T676

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2022

FPA Flexible Fixed Income Fund

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

INTRODUCTION

Dear Fellow Shareholders,

FPA Flexible Fixed Income (the "Fund") returned -1.41% in the second quarter of 2022 and -2.85% year-to-date.

As of June 30, 2022, the portfolio had a yield-to-worst1 of 5.20% and an effective duration of 1.21 years. Risk-free rates continued to increase during the quarter as the Federal Reserve raised the Fed Funds rate, began reducing its bond holdings and guided the market toward additional monetary policy tightening in an attempt to bring down the highest inflation in over 40 years. Yields on 2- to 5-year maturity Treasury bonds increased by approximately 50-60 basis points (bps) during the second quarter while 10-year Treasury yields increased by 67 basis points.2 In addition, while still within historic norms, spreads on investment grade and high-yield rated debt increased during the quarter. Together, higher risk-free rates and higher spreads led to the worst bond market in generations, with lower prices across fixed income markets and more pronounced price declines in longer duration bonds and more credit-sensitive bonds.

Higher spreads and yields have made credit (investments rated BBB or lower) more attractive though the market as a whole is not attractive in our view. We are selectively investing in credit situations where we believe we are adequately compensated for the risk of permanent impairment of capital and duration risk. Absent those opportunities, we continue to take advantage of the higher yield environment to seek incrementally longer duration, high quality (rated single-A or higher) bonds as we believe these bonds now offer sufficient compensation for the duration risk.

The Fund's credit exposure (investments rated BBB or lower) increased from 28.8% as of March 31, 2022 to 29.6% as of June 30, 2022. Floating rate investments represented 29% of the Fund's holdings at June 30, 2022. Cash and equivalents increased from 5.0% of the portfolio as of March 31, 2022 to 7.1% on June 30, 2022.

Portfolio Attribution3

There were positive contributors to performance but none that were meaningful at the sector level.

The largest detractors from performance during the quarter were the corporate holdings. Wider spreads led to lower bank loan and high-yield bond prices. High-yield bond prices were also negatively impacted by higher Treasury yields. Lastly, lower market-wide equity valuations negatively impacted the price of the Fund's

1  Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of June 30, 2022, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 3.03%/2.92% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the Fund continued earning the same rate for the rest of the year.

2  Source: Bloomberg.

3  This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions or sectors purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Past performance is no guarantee, nor is it indicative, of future results.

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LETTER TO SHAREHOLDERS

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common stock holdings. Common stock was 0.3% of the Fund's holdings at June 30 and represents value received in exchange for corporate debt owned in the past. We intend to hold these common stock investments until they can be realized at a price that approximates our estimate of fair value while balancing the opportunity cost of that capital.

The second-largest detractors from performance during the quarter were collateralized loan obligations (CLOs), as wider spreads led to lower prices that were only partially offset by coupon payments. The third-largest detractors from performance were asset-backed securities (ABS) backed by prime or subprime auto loans or leases. Prices of these ABS declined due to wider spreads and higher risk-free rates. Both CLOs and these ABS are relatively large exposures in the portfolio. As a result, though these holdings were in the middle of the pack with respect to performance, both of these sectors are among the top detractors from the portfolio's overall return during the quarter due to the combination of aggregate exposure and the total return on the investments themselves.

Despite the portfolio's overall negative return during the quarter, the portfolio continues to perform well relative to the overall bond market and relevant indices.

Portfolio Activity

The table below shows the portfolio's sector level exposures as of March 31, 2022 compared to June 30, 2022:

Sector	% Portfolio 3/31/2022	% Portfolio 6/30/2022
ABS	69.2%	66.0%
Mortgage Backed (CMO)[4]	7.7%	7.7%
Stripped Mortgage-backed	0.2%	0.2%
Corporate	10.8%	12.2%
CMBS[4]	7.1%	6.8%
Cash and equivalents	5.0%	7.1%
Total	100.0%	100.0%
Yield-to-worst[5]	3.66%	5.20%
Effective Duration (years)	1.26	1.21
Average Life (years)	2.42	2.25

4  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes. Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

5  Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of June 30, 2022, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 3.03%/2.92% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the Fund continued earning the same rate for the rest of the year.

Past performance is no guarantee, nor is it indicative, of future results.

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Yields in credit (defined as investments rated BBB or lower) increased further during the second quarter, due mostly to an increase in spreads. In combination with higher risk-free rates, the resulting higher yields make credit more attractive, all things being equal, and seemingly attractive in comparison to historical data points. However, as we discuss in more detail below, on a bottom-up basis — which is how we invest — we do not see a plethora of situations where we believe there is adequate compensation for the credit risk and near-term market-to-market risk. As credit markets inch toward attractiveness on an absolute value basis, we selectively deploy capital into credit when we see investments that we believe are priced appropriately for the risk. Otherwise, we are happy to wait patiently for more attractive prices. This quarter, we took advantage of lower prices to add to existing positions in bonds backed by non-performing residential mortgages, bank loans and high yield. We also added new positions in investment grade corporate bonds (which we count as credit because of their BBB rating) and a high yield bond.

Treasury yields and spreads on high-quality bonds (rated single-A or higher) increased during the quarter. Rather than adjusting the Fund's duration to speculatively bet on the direction and timing of interest rates, we use price as our duration guide: when yields increase, duration is cheaper so we buy more duration; when yields decrease, duration is more expensive so we buy less duration. As yields on high-quality bonds have increased this year, we have been using our duration stress test to buy longer duration bonds. That stress test seeks to identify the longest duration bonds that we expect will produce at least a breakeven return over the next 12 months, assuming the yield on a bond increases by 100 basis points during that time. As yields have increased, longer duration bonds have passed this test. Along those lines, during the second quarter we bought high-quality fixed rate bonds with a weighted average duration and yield-to-worst of 2.7 years and 4.65%, respectively.6 These investments included, but were not limited to ABS backed by equipment, ABS backed by insurance premium loans, ABS backed by data centers or cell towers, non-agency CMBS, ABS backed by prime quality auto loans and utility cost recovery bonds.

Investments during the quarter were paid for by selling shorter duration holdings and using cash on hand.

Market Commentary

A historically poor start to the year for bonds continues. Below are second quarter and year-to-date returns for some broad measures of the bond market:

	Q2 2022	YTD 2022
Bloomberg 1-3 yr. U.S. Aggregate Bond Index	-0.64%	-3.13%
Bloomberg U.S. Aggregate Bond Index	-4.69%	-10.35%
Bloomberg U.S. Corporate High Yield Index	-9.83%	-14.19%
Bloomberg U.S. Universal Bond Index	-5.13%	-10.94%

To put these returns in perspective, the year-to-date performance for the Aggregate and the 1-3 year Aggregate bond indices are the worst since their respective inceptions, while the return on the high-yield index is also historically bad (aside from the return during the Great Financial Crisis7). For a longer-term perspective, 10-year Treasuries (or their proxy) have not had a worse return since 1788!8 Finally, not even short maturity

6  Based on weights, prices, yields and duration as of 6/30/22.

7  The Great Financial Crisis is generally referred to as the period from 2007 through 2009.

8  As of 6/30/2022. Source: GFD, Deutsche Bank.

Past performance is no guarantee, nor is it indicative, of future results.

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Treasury bonds have been immune from the mark-to-market pain. The following graph shows the rolling 12-month return on 2-year maturity Treasury bonds. As shown below, historically, 2-year Treasury bonds have rarely lost money over a 12-month period on a mark-to-market basis, and when there have been losses, they have not been meaningful. In contrast, the mark-to-market losses over the most recent 12 months have been significant and unseen in at least 40 years, if ever.

Estimated Rolling 12-month 2-yr Treasury Returns

Source: Bloomberg. As of 6/30/2022.

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These poor returns are a function of valuation, but the story starts with inflation. As shown below, inflation remains elevated:

CPI Urban Consumers less Food and Energy

Source: Bureau of Labor Statistics. Chart data thru June 30, 2022. The "Consumer Price Index for All Urban Consumers: All Items Less Food & Energy" is an aggregate of prices paid by urban consumers for a typical basket of goods, excluding food and energy. This measurement, known as "Core CPI," is widely used by economists because food and energy prices can be volatile. The all urban consumer group represents about 93 percent of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the unemployed, and retired people, as well as urban wage earners and clerical workers. Not included in the CPI are the spending patterns of people living in rural nonmetropolitan areas, those in farm households, people in the Armed Forces, and those in institutions, such as prisons and mental hospitals.

In response to persistently high inflation, the Federal Reserve continues to tighten monetary policy via a combination of raising the Fed Funds rate, reducing the volume of bonds it purchases and guiding the market toward tighter monetary policy going forward. Specifically, after having already raised the Fed Funds rate by 25 basis points (bps) in March, the Federal Reserve raised it by an additional 50 bps and 75 bps on May 4 and June 15, respectively. In addition, on May 4, the Federal Reserve announced the implementation of its plan to reduce the size of its balance sheet. Since the onset of the pandemic, the Federal Reserve had been buying Treasuries and agency mortgage-backed securities in an effort to lower yields, drive up asset values and spur

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wealth creation. Over the past several quarters, the Federal Reserve reduced its bond purchases so that it no longer added to its bond holdings, net of maturities, and, more recently further reduced its purchases to decrease the size of its bond holdings or balance sheet each month.9

Finally, through its public commentary, the Federal Reserve has been guiding the market toward additional increases in the Fed Funds rate, saying that it is "is strongly committed to returning inflation to its 2 percent objective." In support of its plans to tighten monetary policy, the Federal Reserve noted that rising inflation expectations could make fighting inflation more costly and that elevated inflation could become entrenched if the public questions the Federal Reserve's resolve to fight inflation. The current Federal Reserve leadership is trying to preserve the Federal Reserve's inflation fighting credibility.10

Taking a cue from the Federal Reserve, as of June 30, the market expected the Federal Reserve to raise the Fed Funds rate by approximately 180 bps through the end of 2022. The following chart shows the market's cumulative expectations for the Fed Funds Rate going forward.

Market Expectations for Fed Funds Rate

Source: Bloomberg. As of 6/30/2022.

9  Source: The Federal Reserve (https://www.federalreserve.gov/newsevents/pressreleases/monetary20220504b.htm). Beginning on June 1, 2022, Treasury, agency debt and agency mortgage-backed securities maturing each month will not be reinvested subject to a monthly cap. Any amounts in excess of the monthly cap will be reinvested. For Treasury securities, the cap will initially be set at $30 billion per month, increasing to $60 billion per month after three months. For agency debt and agency mortgage-backed securities, the cap will initially be set at $17.5 billion per month, increasing to $35 billion per month after three months.

10  Source: https://www.federalreserve.gov/newsevents/pressreleases/monetary20220727a.htm).

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LETTER TO SHAREHOLDERS

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With tighter monetary policy (including forward guidance), Treasury yields have surged in 2022 and that increase continued in the second quarter, as shown in the yield curves below:

Treasury Yield Curve

Source: Bloomberg. Chart data as of the dates shown.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

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To put these yield changes into context, the chart below shows historical rolling 12-month changes in Treasury yields:

Year-over-year Change in Yield

Source: Bloomberg. Data from 1/5/1962-6/30/2022.

In the last 12 months, 3- to 5-year maturity Treasury yields have increased by approximately 280-330 basis points, the largest increase over a 12-month period since 1995. However, this recent increase occurred against the backdrop of Treasury yields of approximately 0.25-0.89% versus Treasury yields of 4-5% in the mid-1990s. The following chart shows this Treasury yield history and also shows that yields in 2020 and 2021 were historically low (i.e., Treasuries were historically expensive).

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Treasury Yield

Source: Bloomberg. Data from 1/5/1962-6/30/2022.

It is this combination of an extraordinarily large increase in yield and low starting yields that has pummeled bond prices this year. In short, the bond market has been a victim of historically expensive valuations. The duration math says that, when applied to historically low yields, the yield increase of the magnitude we have seen this year will lead to historically negative returns. The immutable laws of mathematics prevail once again.

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The silver lining of the turmoil in the bond market is that bonds are now meaningfully more attractive, creating what we believe is an opportunity to enhance the Fund's long-term return profile. Driven by the increase in Treasury yields described earlier and an increase in spreads, high-quality bonds now offer meaningfully more yield than they did 3 to 6 months ago, as shown in the following charts:

Bloomberg U.S. Aggregate Bond Index

Source: Bloomberg. As of 6/30/2022. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury. Past performance is no guarantee, nor is it indicative, of future results.

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Bloomberg 1-3 yr Aggregate Bond Index

Source: Bloomberg. As of 6/30/2022. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury. Past performance is no guarantee, nor is it indicative, of future results.

Meanwhile, credit (investments rated BBB or lower) has become cheaper, but we would not call it cheap nor would we say that it is generally attractive. The following chart shows the history of the BB component of the high-yield index excluding energy. We often look at this measure of the market for a more consistent view of history because it is less burdened by changes in the index composition over time.

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Bloomberg U.S. High Yield BB excl. Energy

Source: Bloomberg. As of 6/30/2022. YTW is Yield-to-Worst. Spread reflects the quoted spread of a bond that is relative to the security off which it is priced, typically an on the-run treasury. Past performance is no guarantee, nor is it indicative, of future results.

It is tempting to look at charts like these, marvel at how much yields and spreads have increased recently and proclaim "the market is cheap!" Yes, the market is cheaper compared to a 2.7% yield, which is where the above index traded in September 2021. But is the market cheap or attractively priced on an absolute basis? We do not think so, and the reason is that not all markets are created equal. In our opinion, the high-yield bond universe that exists today is the rotten fruit of seeds planted in the past couple of years, when easy monetary policy created an environment where investors clamored for return. As a consequence of those times, today's high-yield bond universe is marked by higher leverage, thinner tranches and weaker protections for investors. To take an example for illustrative purposes, the yield on the index above is comparable to 2011 but the universe of bonds that existed in 2011, created after the Great Financial Crisis, had lower leverage and better protections for investors. All things being equal, the risk versus reward in 2011 was much better than it is today, despite similar yields. Nevertheless, we never stop looking because we sometimes find select opportunities that are attractive.

Going forward, our investment approach has not changed from what we described last quarter. Specifically, we are leaning into higher yields by trying to extend the portfolio's duration — subject to the confines of the

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previously described 100 bps duration test — with the goal of improving the Fund's long-term risk-versus-reward profile. As mentioned earlier, this past quarter we bought high-quality fixed rate bonds excluding Treasuries with a weighted average duration and yield-to-worst of 2.7 years and 4.65%, respectively, an increase from a year ago, when our high-quality fixed rate bond investments excluding Treasuries had a duration and yield-to-worst of 1.7 years and 0.83%, respectively. Buying longer duration bonds that pass our duration stress test should allow us to maintain or improve a breakeven return over twelve months if yields increase by 100 bps, all things being equal, while improving the potential total return if yields decline at some point in the future. The longer the bonds, the greater the potential benefits from lower yields in the future.

In last quarter's commentary, we noted some reasons why yields may decline, providing a total return benefit to a longer duration portfolio.11 One of these reasons is the possibility of a recession — a scenario that has come to the fore in the past few months. The following chart shows the difference in yield between 10-year and 2-year Treasury bonds. An inverted yield curve where 10-year Treasury yields are less than 2-year Treasury yields has historically presaged a recession.12 After inverting in the first quarter of this year, the yield curve inverted again in the second quarter, as shown below:

10-yr Treasury Yield less 2-yr Treasury Yield

As of 6/30/2022. Source Bloomberg. Shaded areas reflect recessions.

11  Historical Fund commentaries can be found at: https://fpa.com/funds/fpa-flexible-fixed-income-fund-quarterly-commentary-archive

12  Past performance is no guarantee, nor is it indicative, of future results.

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Given the Federal Reserve's attempts to dampen aggregate demand in its battle against inflation, it's not surprising that the bond market has recession concerns. In addition, inflation is taking a toll on demand, eroding real incomes and real spending. One anecdote to help understand this phenomenon is that the federal government's infrastructure budget will not result in as much infrastructure getting built as originally planned. The government allotted a fixed number of nominal dollars to infrastructure spending. Inflation has reduced the real spending power of those nominal dollars, affording fewer labor hours, less concrete, etc. A similar phenomenon is occurring across the economy, impacting consumers and resulting in lost real spending and output. Recent headlines already show announcements of companies announcing layoffs and curtailing hiring and spending. If a recession does arrive, future Federal Reserve efforts to mitigate the recession or stimulate the economy could lead to lower yields.

Amidst the turmoil in the bond market, we are pleased with the Fund's performance thus far though we hesitate to say that we are pleased because we do not like to lose money, even over short periods of time. However, we must acknowledge that the Fund's return, though negative in recent periods, has avoided a lot of the losses of the broader bond market. We have achieved these results by consistently executing on our absolute value investment philosophy. While other fixed income investors make speculative bets on the direction of the market, we have always preferred to let absolute value be our guide. When we are not paid on an absolute return basis to take risk, we try not to take on too much risk, whether it's duration risk (i.e., the risk of changes in interest rates or spreads creating short-term mark-to-market losses) or credit risk (i.e., the risk of permanent impairment of capital). When yields were historically low in 2020 and 2021, our absolute value philosophy led us to own shorter duration bonds because we believed the yields that were available at that time were not sufficient to compensate for short-term interest rate related mark-to-market risk. Furthermore, when high-yield rated debt was trading at historically low yields in 2021, we did not see many opportunities to own such debt at yields that compensated for the risk of permanent impairment of capital, let alone short-term interest rate or spread-related mark-to-market risk. As such, coming into 2022, we tried to own credit investments that we believe offered some combination of a conservative loan-to-value ratio, adequate absolute yield and/or short duration with the result that less than a quarter of the portfolio and less than a third of our credit capacity was invested in credit at the beginning of this year. Taken together, the portfolio has not been as negatively impacted by the market-wide increase in risk-free rates and spreads, and that has led us to perform better than relevant indices year-to-date. The Fund also ranks in the top 12% and 25% of the Morningstar Nontraditional Bond Category over the last one and three years, respectively:

As of Date: 6/30/22	QTD	YTD	1 Year	3 Years
FPA Flexible Fixed Income Fund	-1.41%	-2.85%	-2.38%	1.54%
Bloomberg U.S. Agg 1-3 Year Bond Index	-0.64%	-3.13%	-3.58%	0.21%
Bloomberg U.S. Agg Bond Index	-4.69%	-10.35%	-10.29%	-0.93%
Bloomberg U.S. Corporate High Yield Index	-9.83%	-14.19%	-12.81%	0.62%
Bloomberg U.S. Universal Index	-5.13%	-10.93%	-10.89%	-0.94%
CPI+200	3.16%	6.48%	11.18%	7.08%
Morningstar Nontraditional Bond Category Percentile Rank — FPA Flexible Income Fund			Top 12%	Top 25%

Source: Morningstar Direct. As of 6/30/2022.

Morningstar Nontraditional Bond Category Rankings are as of June 30, 2022 and are based on total returns. The Category returns for the periods noted through June 30, 2022 were: 1-year: -7.01%; 3-year: 0.16%. Time

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periods greater than one-year are annualized. As of June 30, 2022, there were the following number of funds in the Category: 1 year: 332; 3 year: 302. Source: Morningstar. Past performance is no guarantee, nor is it indicative, of future results.

The Fund's attractive short and long-term performance has required discipline and flexibility. Discipline is paramount because one never knows when the market will turn. As such, it is critically important to consistently execute on our absolute value approach, regardless of what the market and others are doing. While the data in the table above show that we have performed better than the relevant indices over longer periods of time, what is not visible is that there were periods within those longer timeframes where our performance lagged. Like any value investor, we have to be disciplined and stick with our convictions. That means there will be periods of time — sometimes long periods of time — where the markets carry others away to better returns. We have to be comfortable being "wrong" until we are "right," however long that may take.

Flexibility is also important because disciplined investing doesn't matter if one doesn't have the capability to execute on it. We like to say that we only have to own some of the bonds in the market some of the time, whereas other fixed income investors feel the need (or are required) to own all of the bonds all of the time. Since the Fund does not track an index, we are free to focus on buying only the bonds that make sense to us. Prior to this year, we used that flexibility to own shorter duration bonds to avoid uncompensated duration risk. The Fund also has the flexibility to own more high-quality investments when credit is expensive and has the capacity, but not the requirement to own more credit when we believe credit adequately compensates for credit-related risks. Prior to this year, we used that flexibility to build a higher-quality portfolio, holding back on utilizing all of our credit capacity. Finally, we have flexibility in the types of bonds that we own. We used this flexibility to invest 29% of the portfolio in floating rate bonds whereas the relevant indices do not own floating rate bonds. Those floating rate bonds have shortened the Fund's duration and mitigated the Fund's exposure to lower bond prices caused by higher risk-free rates this year. Further, these floating rate investments have provided a source of additional income as the Federal Reserve has raised the Fed Funds rate, adding to the Fund's return.

The benefits of discipline and flexibility are evident not only in the short- and long-term returns but also in the long-term risk-adjusted returns as the short-term benefits compound over the years. Below is the value of $10,000 invested in the Fund since inception. During this time period, the Fund has made more money for its investors than the majority of its Morningstar peers, as shown in this chart, full stop. The generally smoother path of the Fund's returns over time passes the eye test of less volatile, more consistent returns. The eye test is validated by the Fund's superior sharpe and sortino ratios and lower drawdown over this time period.

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Growth of $10,000 since inception of FPFIX (12/31/2018)

Source: Morningstar Direct. As of 6/30/2022.

With that said, though we are proud of what we have accomplished thus far, we are much more excited about the opportunity ahead. We do not know what the future holds but we do know that we will approach it with the same discipline that has guided us in the past.

Thank you for your confidence,

Abhijeet Patwardhan
Portfolio Manager

August 2022

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed

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and are subject to change at any time in response to changing circumstances and industry developments. This information and data have been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio manager and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income instruments, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a fixed income instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the fixed income instrument may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities, carry additional risks in addition to interest rate risk and default risk. This includes, but is not limited to: (i) distributions from the underlying collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the

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time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments.

Value style investing presents the risk that the holdings of securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/docs/default-source/funds/fpa-flexible-fixed-income-fund/literature/fpa-flexible-fixed-income-prospectus_04-29-22_web-ready.pdf?sfvrsn=8146909d_4

Index / Category Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

Bloomberg US Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg US Aggregate 1-3 Year Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg U.S. High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

Bloomberg U.S. Universal Bond Index represents the union of the following Bloomberg Barclay's indices: U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the

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Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

The CPI + 200 bps is created by adding 2% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns.

Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond fund universe. Many funds in this group describe themselves as "absolute return" portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self described "unconstrained" portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. There were 342 funds in the category at 6/30/2022.

Other Definitions

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Corporate holdings include bank debt, corporate bonds and common stock.

Coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

GDP is Gross Domestic Product and it measures the monetary value of all finished goods and services (i.e., bought by the final user) made within a country during a specific period.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Nominal yield is the coupon rate on a bond.

A bond premium occurs when the price of the bond has increased in the secondary market. A bond might trade at a premium because its interest rate is higher than current rates in the market.

Real yield is the nominal yield of a bond minus the rate of inflation

Repo (Repurchase Agreement) is a form of short-term borrowing for dealers in government securities.

The risk-free rate reflects the yield of the Treasury bond matching the investment's duration.

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Sharpe Ratio measures risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate — such as that of the 10-year U.S. Treasury bond — from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

Sortino Ratio differentiates between good and bad volatility in the Sharpe ratio. This differentiation of upwards and downwards volatility allows the calculation to provide a risk-adjusted measure of a security or fund's performance without penalizing it for upward price changes.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, ("UMBDS"), 235 W. Galena Street, Milwaukee, WI, 53212. UMBDS is not affiliated with FPA.

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The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO SUMMARY

June 30, 2022 (Unaudited)

Common Stocks		0.2%
Retailing	0.1%
Energy	0.1%
Warrants		0.0%
Bonds & Debentures		96.6%
Asset-Backed Securities	65.8%
Residential Mortgage-Backed Securities	7.8%
Commercial Mortgage-Backed Securities	6.9%
Corporate Bonds & Notes	6.3%
Corporate Bank Debt	5.6%
U.S. Treasuries	4.0%
Convertible Bond	0.2%
Short-term Investments		3.3%
Other Assets And Liabilities, Net		(0.1)%
Net Assets		100.0%

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COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.1%
PHI Group, Inc., Restricted(a)(b)(c)	75,292	$1,151,968
		$1,151,968
RETAILING — 0.1%
Copper Earn Out Trust(a)(b)(c)	7,803	$42,916
Copper Property CTL Pass-Through Trust(a)(b)(c)	58,520	746,130
		$789,046
TOTAL COMMON STOCKS — 0.2% (Cost $1,555,635)		$1,941,014
WARRANTS — 0.0%
MIDSTREAM — OIL & GAS — 0.0%
Windstream Holdings II, LLC Warrants 09/21/2055(a)(b)(c)(d) (Cost $372,781)	11,258	$168,870
		$168,870
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.9%
AGENCY STRIPPED — 0.1%
Government National Mortgage Association 2015-19 IO — 0.292% 1/16/2057(e)	$1,401,138	$24,986
Government National Mortgage Association 2015-7 IO — 0.525% 1/16/2057(e)	1,587,303	37,698
Government National Mortgage Association 2020-75 IO — 0.887% 2/16/2062(e)	5,349,606	371,121
Government National Mortgage Association 2020-42 IO — 0.936% 3/16/2062(e)	3,576,422	257,820
Government National Mortgage Association 2020-71 IO — 1.089% 1/16/2062(e)	2,910,271	226,313
Government National Mortgage Association 2020-43 IO — 1.260% 11/16/2061(e)	2,202,663	182,626
		$1,100,564
NON-AGENCY — 6.8%
A10 Bridge Asset Financing 2021-D A1FX — 2.589% 10/1/2038(f)	$2,279,690	$2,229,428
A10 Bridge Asset Financing LLC 2020-C A — 2.021% 8/15/2040(f)	117,341	115,671
ACRE Commercial Mortgage Ltd. 2021-FL4 A, 1M USD LIBOR + 0.830% — 2.442% 12/18/2037(e)(f)	461,272	452,004
ACRES Commercial Realty Ltd. 2021-FL1 A, 1M USD LIBOR + 1.200% — 2.723% 6/15/2036(e)(f)	2,604,000	2,520,198

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BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ACRES Commercial Realty Ltd. 2021-FL2 A, 1M USD LIBOR + 1.400%, FRN — 2.923% 1/15/2037(e)(f)	$809,000	$774,438
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 A, 1M USD LIBOR + 1.450% — 2.229% 1/15/2037(e)(f)	3,442,000	3,355,818
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL1 A, 1M USD LIBOR + 0.970% — 2.294% 12/15/2035(e)(f)	2,210,000	2,137,203
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A, 1M USD LIBOR + 1.100% — 2.424% 5/15/2036(e)(f)	2,370,000	2,304,130
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A, 1M USD LIBOR + 1.350% — 2.674% 11/15/2036(e)(f)	3,148,000	3,043,848
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL2 A, 1M USD LIBOR + 1.850% — 3.129% 5/15/2037(e)(f)	2,524,000	2,470,154
AREIT Trust 2019-CRE3 A, 1M USD LIBOR + 1.1340% — 2.718% 9/14/2036(e)(f)	70,765	69,168
BBCMS Trust 2015-SRCH A1 — 3.312% 8/10/2035(f)	984,500	943,224
BDS Ltd. 2021-FL8 A, 1M USD LIBOR + 0.920% — 2.532% 1/18/2036(e)(f)	846,031	819,162
BDS Ltd. 2019-FL4 AS, 1M USD LIBOR + 1.400% — 2.923% 8/15/2036(e)(f)	268,000	261,023
BX Commercial Mortgage Trust 2021-VOLT E, 1M USD LIBOR + 2.000% — 3.324% 9/15/2036(e)(f)	1,410,000	1,317,207
BX Commercial Mortgage Trust 2021-VOLT F, 1M USD LIBOR + 2.400% — 3.724% 9/15/2036(e)(f)	2,319,000	2,163,484
BXMT Ltd. 2021-FL4 A, 1M USD LIBOR + 1.050% — 2.374% 5/15/2038(e)(f)	2,899,000	2,850,553
Citigroup Commercial Mortgage Trust 2013-GC11 AAB — 2.690% 4/10/2046	12,372	12,333
Citigroup Commercial Mortgage Trust 2013-GC11 A4 — 3.093% 4/10/2046	90,000	89,146
Citigroup Commercial Mortgage Trust 2013-GC11 AS — 3.422% 4/10/2046	800,000	793,574
COMM Mortgage Trust 2014-CR20 A3 — 3.326% 11/10/2047	778,357	761,100
CoreVest American Finance Trust 2018-1 A — 3.804% 6/15/2051(f)	241,268	240,302
Greystone CRE Notes Ltd. 2021-FL3 A, 1M USD LIBOR + 1.020% — 2.344% 7/15/2039(e)(f)	3,000,000	2,862,285
GS Mortgage Securities Corp. II 2015-GC30 AAB — 3.120% 5/10/2050	271,277	267,742
Hawaii Hotel Trust 2019-MAUI C, 1M USD LIBOR + 1.650% — 2.974% 5/15/2038(e)(f)	1,384,000	1,325,221
HERA Commercial Mortgage Ltd. 2021-FL1 A, 1M USD LIBOR + 1.050% — 2.662% 2/18/2038(e)(f)	2,823,000	2,718,691

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(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Independence Plaza Trust 2018-INDP A — 3.763% 7/10/2035(f)	$819,000	$795,505
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	548,572	543,817
JPMBB Commercial Mortgage Securities Trust 2015-C31 A3 — 3.801% 8/15/2048	573,390	560,652
KREF Ltd. 2021-FL2 A, 1M USD LIBOR + 1.070% — 2.593% 2/15/2039(e)(f)	834,000	803,713
LCCM Trust 2021-FL2 A, 1M USD LIBOR + 1.200% — 2.524% 12/13/2038(e)(f)	390,000	377,421
LoanCore Issuer Ltd. 2021-CRE4 A, 1M USD LIBOR + 0.914% — 1.694% 7/15/2035(e)(f)	663,289	647,887
LoanCore Issuer Ltd. 2021-CRE5 A, 1M USD LIBOR + 1.300% — 2.624% 7/15/2036(e)(f)	363,000	351,795
MF1 Ltd. 2021-FL7 A, 1M USD LIBOR + 1.080% — 2.692% 10/16/2036(e)(f)	2,750,000	2,643,776
MF1 Ltd. 2020-FL4 A, 1M USD LIBOR + 1.814% — 3.148% 11/15/2035(e)(f)	585,000	580,534
PFP Ltd. 2021-7 A, 1M USD LIBOR + 0.850% — 2.174% 4/14/2038(e)(f)	1,165,556	1,122,729
Ready Capital Mortgage Financing LLC 2021-FL5 A, 1M USD LIBOR + 1.000% — 2.624% 4/25/2038(e)(f)	890,900	858,418
Shelter Growth CRE Issuer Ltd. 2021-FL3 A, 1M USD LIBOR + 1.080% — 2.404% 9/15/2036(e)(f)	605,647	584,708
STWD Ltd. 2021-FL2, 1M USD LIBOR + 1.200% — 2.723% 4/18/2038(e)(f)	1,468,000	1,434,210
TRTX Issuer Ltd. 2022-FL5 A, 1M USD LIBOR + 1.650% — 2.424% 2/15/2039(e)(f)	2,356,000	2,291,161
VMC Finance LLC 2021-HT1 A, 1M USD LIBOR + 1.650% — 3.262% 1/18/2037(e)(f)	1,436,528	1,374,946
Wells Fargo Commercial Mortgage Trust 2014-LC18 ASB — 3.244% 12/15/2047	489,393	484,128
		$52,352,507
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $55,181,679)		$53,453,071

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(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.8%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
Fannie Mae REMICS 2012-47 HA — 1.500% 5/25/2027(e)	$109,028	$106,719
Fannie Mae REMICS 2013-35 QB — 1.750% 2/25/2043(e)	421,592	416,958
Fannie Mae REMICS 144 PD — 3.500% 4/25/2042(e)	92,170	91,472
Freddie Mac REMICS 4220 EH — 2.500% 6/15/2028(e)	82,208	81,695
Freddie Mac REMICS 4387 VA — 3.000% 2/15/2026(e)	217,509	217,500
Freddie Mac REMICS 4235 QE — 3.000% 8/15/2031(e)	63,523	63,521
Freddie Mac REMICS 4162 P — 3.000% 2/15/2033(e)	308,686	304,357
		$1,282,222
AGENCY POOL FIXED RATE — 0.0%
Fannie Mae Pool AL1576 — 4.000% 3/1/2027	$106,379	$107,419
Fannie Mae Pool FM1102 — 4.000% 3/1/2031	45,552	45,998
		$153,417
AGENCY STRIPPED — 0.0%
Fannie Mae Interest Strip 284 1 — 0.000% 7/25/2027(g)	$133,538	$121,692
		$121,692
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 7.6%
Cascade Funding Mortgage Trust 2021-HB6 A — 0.898% 6/25/2036(e)(f)	$712,248	$696,873
CFMT LLC 2021-HB5 A — 0.801% 2/25/2031(e)(f)	1,156,859	1,135,445
CFMT LLC 2020-HB4 A — 0.946% 12/26/2030(e)(f)	314,134	310,019
CFMT LLC 2021-HB7 A — 1.151% 10/27/2031(e)(f)	996,846	975,373
CFMT LLC 2021-HB7 M1 — 2.125% 10/27/2031(e)(f)	1,183,000	1,121,541
Finance of America HECM Buyout 2020-HB2 A — 1.710% 7/25/2030(e)(f)	938,464	921,550
PRET LLC 2021-NPL5 A1 — 2.487% 10/25/2051(f)(h)	5,251,107	4,923,762
Pretium Mortgage Credit Partners I LLC 2021-NPL2 A1 — 1.992% 6/27/2060(f)(h)	1,976,094	1,869,996
Pretium Mortgage Credit Partners I LLC 2021-NPL4 A1 — 2.363% 10/27/2060(f)(h)	4,812,402	4,528,721
Pretium Mortgage Credit Partners I LLC 2021-NPL6 A1 — 2.487% 7/25/2051(f)(h)	1,750,877	1,646,397
PRPM LLC 2021-2 A1 — 2.115% 3/25/2026(e)(f)	6,751,702	6,384,570
PRPM LLC 2021-9 A1 — 2.363% 10/25/2026(f)(h)	2,782,312	2,657,270
PRPM LLC 2021-10 A1 — 2.487% 10/25/2026(f)(h)	3,466,923	3,278,508
PRPM LLC 2021-11 A1 — 2.487% 11/25/2026(f)(h)	2,962,616	2,776,197
RCO VII Mortgage LLC 2021-2 A1 — 2.116% 9/25/2026(f)(h)	1,709,001	1,633,493
Towd Point Mortgage Trust 2017-2 A1 — 2.750% 4/25/2057(e)(f)	292,103	290,018
Towd Point Mortgage Trust 2019-4 A1 — 2.900% 10/25/2059(e)(f)	6,285,217	6,104,727
Towd Point Mortgage Trust 2018-2 A1 — 3.250% 3/25/2058(e)(f)	543,857	532,600

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PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Towd Point Mortgage Trust 2018-5 A1A — 3.250% 7/25/2058(e)(f)	$55,501	$54,619
VCAT LLC 2021 NPL2 A1 — 2.115% 3/27/2051(f)(h)	2,266,627	2,154,522
VCAT LLC 2021-NPL1 A1 — 2.289% 12/26/2050(f)(h)	7,292,176	6,995,830
VOLT C LLC 2021-NPL9 — 1.992% 5/25/2051(f)(h)	1,120,458	1,064,766
VOLT XCIV LLC 2021-NPL3 A1 — 2.240% 2/27/2051(f)(h)	5,071,756	4,862,733
VOLT XCV LLC 2021-NPL4 — 2.240% 3/27/2051(f)(h)	1,306,823	1,256,252
		$58,175,782
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $62,050,420)		$59,733,113
ASSET-BACKED SECURITIES — 65.8%
AUTO — 21.2%
American Credit Acceptance Receivables Trust 2021-3 B — 0.660% 2/13/2026(f)	$806,000	$792,715
American Credit Acceptance Receivables Trust 2021-2 B — 0.680% 5/13/2025(f)	400,000	397,256
American Credit Acceptance Receivables Trust 2021-1 C — 0.830% 3/15/2027(f)	4,750,000	4,658,349
American Credit Acceptance Receivables Trust 2021-4 B — 0.860% 2/13/2026(f)	502,000	485,611
American Credit Acceptance Receivables Trust 2021-2 C — 0.970% 7/13/2027(f)	2,670,000	2,594,413
American Credit Acceptance Receivables Trust 2021-3 C — 0.980% 11/15/2027(f)	1,731,000	1,660,155
American Credit Acceptance Receivables Trust 2020-4 C — 1.310% 12/14/2026(f)	3,501,000	3,442,160
American Credit Acceptance Receivables Trust 2021-4 C — 1.320% 2/14/2028(f)	1,827,000	1,744,846
American Credit Acceptance Receivables Trust 2022-1 B — 1.680% 9/14/2026(f)	1,350,000	1,307,592
American Credit Acceptance Receivables Trust 2020-3 C — 1.850% 6/15/2026(f)	947,490	940,234
American Credit Acceptance Receivables Trust 2022-1 C — 2.120% 3/13/2028(f)	2,838,000	2,668,792
AmeriCredit Automobile Receivables Trust 2021-3 A3 — 0.760% 8/18/2026	1,153,000	1,103,058
AmeriCredit Automobile Receivables Trust 2020-2 C — 1.480% 2/18/2026	342,000	332,136

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PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
BMW Vehicle Lease Trust 2022-1 A4 — 1.230% 5/27/2025	$1,810,000	$1,733,197
CarMax Auto Owner Trust 2022-1 A3 — 1.470% 12/15/2026	3,713,000	3,555,944
CarMax Auto Owner Trust 2020-3 C — 1.690% 4/15/2026	61,000	58,685
CarMax Auto Owner Trust 2020-1 C — 2.340% 11/17/2025	1,940,000	1,895,511
CarMax Auto Owner Trust 2018-4 B — 3.670% 5/15/2024	95,000	95,261
Drive Auto Receivables Trust 2021-2 B — 0.580% 12/15/2025	3,025,000	2,974,274
Drive Auto Receivables Trust 2021-3 A3 — 0.790% 10/15/2025	1,907,000	1,867,820
Drive Auto Receivables Trust 2021-2 C — 0.870% 10/15/2027	2,324,000	2,211,109
Drive Auto Receivables Trust 2021-1 C — 1.020% 6/15/2027	2,000,000	1,941,607
Drive Auto Receivables Trust 2021-3 B — 1.110% 5/15/2026	3,814,000	3,637,652
Drive Auto Receivables Trust 2021-3 C — 1.470% 1/15/2027	3,814,000	3,616,746
DT Auto Owner Trust 2021-3A B — 0.580% 11/17/2025(f)	908,000	868,654
DT Auto Owner Trust 2021-1A B — 0.620% 9/15/2025(f)	190,000	186,310
DT Auto Owner Trust 2021-2A B — 0.810% 1/15/2027(f)	394,000	382,048
DT Auto Owner Trust 2021-1A C — 0.840% 10/15/2026(f)	168,000	160,901
DT Auto Owner Trust 2021-3A C — 0.870% 5/17/2027(f)	800,000	753,783
DT Auto Owner Trust 2021-4A B — 1.020% 5/15/2026(f)	704,000	675,123
DT Auto Owner Trust 2021-2A C — 1.100% 2/16/2027(f)	4,000,000	3,810,910
DT Auto Owner Trust 2020-3A C — 1.470% 6/15/2026(f)	2,884,000	2,800,857
DT Auto Owner Trust 2021-4A C — 1.500% 9/15/2027(f)	704,000	668,867
DT Auto Owner Trust 2022-1A C — 2.960% 11/15/2027(f)	1,212,000	1,177,544
Exeter Automobile Receivables Trust 2021-3A B — 0.690% 1/15/2026	4,737,000	4,654,538
Exeter Automobile Receivables Trust 2021-1A C — 0.740% 1/15/2026	500,000	486,480
Exeter Automobile Receivables Trust 2021-4A B — 1.050% 5/15/2026	2,241,000	2,167,727
Exeter Automobile Receivables Trust 2021-4A C — 1.460% 10/15/2027	2,169,000	2,067,375
Exeter Automobile Receivables Trust 2022-1A B — 2.180% 6/15/2026	6,048,000	5,873,385
Exeter Automobile Receivables Trust 2022-1A C — 2.560% 6/15/2028	3,168,000	3,026,810
First Investors Auto Owner Trust 2021-2A A — 0.480% 3/15/2027(f)	4,052,223	3,970,604
Flagship Credit Auto Trust 2021-2 C — 1.270% 6/15/2027(f)	1,004,000	940,162
Flagship Credit Auto Trust 2021-4 B — 1.490% 2/15/2027(f)	456,000	424,681
Ford Credit Auto Lease Trust 2021-B B — 0.660% 1/15/2025	1,055,000	1,002,671
Ford Credit Auto Lease Trust 2021-B C — 0.900% 5/15/2026	1,044,000	998,165
Ford Credit Auto Lease Trust 2020-B C — 1.700% 2/15/2025	348,000	344,532
Ford Credit Auto Owner Trust 2022-A A3 — 1.290% 6/15/2026	1,998,000	1,910,367
GM Financial Automobile Leasing Trust 2021-2 B — 0.690% 5/20/2025	284,000	271,890
GM Financial Automobile Leasing Trust 2020-3 C — 1.110% 10/21/2024	1,000,000	980,685
GM Financial Automobile Leasing Trust 2022-1 A4 — 1.960% 2/20/2026	2,794,000	2,718,651
GM Financial Automobile Leasing Trust 2022-1 B — 2.230% 2/20/2026	793,000	770,490
GM Financial Automobile Leasing Trust 2022-1 C — 2.640% 2/20/2026	2,044,000	1,986,487

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
GM Financial Consumer Automobile Receivables Trust 2022-1 A3 — 1.260% 11/16/2026	$2,070,000	$1,977,286
GM Financial Consumer Automobile Receivables Trust 2020-3 C — 1.370% 1/16/2026	142,000	134,474
Honda Auto Receivables Owner Trust 2021-4 A3 — 0.880% 1/21/2026	2,354,000	2,248,084
Hyundai Auto Lease Securitization Trust 2021-B A4 — 0.380% 8/15/2025(f)	124,000	118,978
Hyundai Auto Lease Securitization Trust 2022-A A4 — 1.320% 12/15/2025(f)	2,128,000	2,045,036
Hyundai Auto Receivables Trust 2021-C A3 — 0.740% 5/15/2026	1,523,000	1,454,535
Nissan Auto Receivables Owner Trust 2019-A A4 — 3.000% 9/15/2025	252,000	252,126
Prestige Auto Receivables Trust 2021-1A A3 — 0.830% 7/15/2025(f)	658,000	637,621
Prestige Auto Receivables Trust 2021-1A B — 1.190% 4/15/2026(f)	1,965,000	1,876,877
Prestige Auto Receivables Trust 2021-1A C — 1.530% 2/15/2028(f)	705,000	664,697
Santander Drive Auto Receivables Trust 2021-3 B — 0.600% 12/15/2025	5,042,000	4,940,354
Santander Drive Auto Receivables Trust 2021-4 B — 0.880% 6/15/2026	4,910,000	4,764,704
Santander Drive Auto Receivables Trust 2021-2 C — 0.900% 6/15/2026	740,000	716,041
Santander Drive Auto Receivables Trust 2021-4 C — 1.260% 2/16/2027	3,197,000	3,049,574
Santander Drive Auto Receivables Trust 2022-1 B — 2.360% 8/17/2026	6,336,000	6,152,625
Santander Drive Auto Receivables Trust 2022-1 C — 2.560% 4/17/2028	2,116,000	2,048,642
Santander Drive Auto Receivables Trust 2022-2 B — 3.440% 9/15/2027	3,700,000	3,618,467
Santander Retail Auto Lease Trust 2021-C A3 — 0.500% 3/20/2025(f)	2,420,000	2,338,562
Santander Retail Auto Lease Trust 2021-A C — 1.140% 3/20/2026(f)	114,000	108,466
Santander Retail Auto Lease Trust 2022-A A3 — 1.340% 7/21/2025(f)	2,084,000	1,985,383
Santander Retail Auto Lease Trust 2022-A A4 — 1.420% 1/20/2026(f)	1,118,000	1,072,296
Santander Retail Auto Lease Trust 2022-A B — 1.610% 1/20/2026(f)	612,000	584,832
Santander Retail Auto Lease Trust 2022-B B — 3.850% 3/22/2027(f)	1,680,000	1,656,204
Toyota Auto Receivables Owner Trust 2019-A A4 — 3.000% 5/15/2024	252,000	252,203
Volkswagen Auto Loan Enhanced Trust 2021-1 A3 — 1.020% 6/22/2026	2,858,000	2,740,319
Westlake Automobile Receivables Trust 2021-2A B — 0.620% 7/15/2026(f)	1,558,000	1,500,086
Westlake Automobile Receivables Trust 2021-1A B — 0.640% 3/16/2026(f)	1,809,000	1,766,773
Westlake Automobile Receivables Trust 2020-3A B — 0.780% 11/17/2025(f)	934,000	923,180
Westlake Automobile Receivables Trust 2021-2A C — 0.890% 7/15/2026(f)	2,450,000	2,330,457
Westlake Automobile Receivables Trust 2021-3A A3 — 0.950% 6/16/2025(f)	3,401,000	3,299,898

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Westlake Automobile Receivables Trust 2021-1A C — 0.950% 3/16/2026(f)	$1,738,000	$1,672,455
Westlake Automobile Receivables Trust 2020-3A C — 1.240% 11/17/2025(f)	783,000	762,366
Westlake Automobile Receivables Trust 2021-3A B — 1.290% 1/15/2027(f)	3,653,000	3,511,076
Westlake Automobile Receivables Trust 2021-3A C — 1.580% 1/15/2027(f)	3,647,000	3,458,055
Westlake Automobile Receivables Trust 2020-2A C — 2.010% 7/15/2025(f)	530,000	523,875
Westlake Automobile Receivables Trust 2022-1A C — 3.110% 3/15/2027(f)	3,419,000	3,339,015
World Omni Auto Receivables Trust 2021-B B — 1.040% 6/15/2027	300,000	280,177
World Omni Auto Receivables Trust 2020-C C — 1.390% 5/17/2027	176,000	165,647
World Omni Auto Receivables Trust 2019-A B, 3M USD LIBOR + 1.480% — 3.340% 6/16/2025	252,000	252,112
		$163,019,378
COLLATERALIZED LOAN OBLIGATION — 16.9%
ABPCI Direct Lending Fund CLO I LLC 2016-1A E2, 3M USD LIBOR + 8.730% — 9.793% 7/20/2033(e)(f)	$2,944,000	$2,752,484
ABPCI Direct Lending Fund CLO II LLC 2017-1A ER, 3M USD LIBOR + 7.600% — 7.854% 4/20/2032(e)(f)	3,062,000	2,816,354
ABPCI Direct Lending Fund CLO X LP 2020-10A A1A, 3M USD LIBOR + 1.950% — 3.013% 1/20/2032(e)(f)	678,000	677,789
ABPCI Direct Lending Fund IX LLC 2020-9A A1R, 3M USD LIBOR + 1.400% — 2.625% 11/18/2031(e)(f)	2,378,000	2,310,581
Barings Middle Market CLO Ltd. 2021-IA D, 3M USD LIBOR + 8.650% — 9.713% 7/20/2033(e)(f)	1,460,000	1,375,892
Blackrock Mount Adams CLO IX LP 2021-9A A1, 3M USD LIBOR + 1.370% — 3.493% 9/22/2031(e)(f)	1,395,000	1,359,052
Brightwood Capital MM CLO Ltd. 2021-2A A, 3M USD LIBOR + 1.650% — 2.694% 11/15/2030(e)(f)	4,401,000	4,335,478
BTC Holdings Fund I LLC 3M USD LIBOR + 2.750% — 3.800% 1/28/2027(a)(c)	728,886	728,886
BTC Offshore Holdings Fund, 3M USD LIBOR + 2.650% — 3.700% 10/20/2029(a)(c)	2,000,000	2,000,000
Cerberus Loan Funding XXIX LP 2020-2A A, 3M USD LIBOR + 1.900% — 2.944% 10/15/2032(e)(f)	2,733,000	2,697,794

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Cerberus Loan Funding XXV LP 2018-4RA A1TR, 3M USD LIBOR + 1.530% — 2.574% 10/15/2030(e)(f)	$1,247,000	$1,223,957
Cerberus Loan Funding XXVI LP 2019-1A AR, 3M USD LIBOR + 1.500% — 2.544% 4/15/2031(e)(f)	436,000	428,270
Cerberus Loan Funding XXVIII LP 2020-1A A, 3M USD LIBOR + 1.850% — 2.894% 10/15/2031(e)(f)	2,412,000	2,411,346
Cerberus Loan Funding XXVIII LP 2020-1A D, 3M USD LIBOR + 5.300% — 6.344% 10/15/2031(e)(f)	2,236,000	2,235,238
Cerberus Loan Funding XXXI LP 2021-1A A, 3M USD LIBOR + 1.500% — 2.544% 4/15/2032(e)(f)	1,598,000	1,571,187
Cerberus Loan Funding XXXVI LP 2021-6A A, 3M USD LIBOR + 1.400% — 2.444% 11/22/2033(e)(f)	3,497,837	3,474,580
Ellington CLO IV Ltd. 2019-4A AR, 3M USD LIBOR + 1.580% — 2.624% 4/15/2029(e)(f)	876,531	873,268
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1TR, 3M USD LIBOR + 1.550%, — 2.594% 10/15/2033(e)(f)	5,645,000	5,433,431
Fortress Credit Opportunities IX CLO Ltd. 2017-9A ER, 3M USD LIBOR + 8.060%, — 9.104% 10/15/2033(e)(f)	8,814,000	8,140,954
Fortress Credit Opportunities VI CLO Ltd. 2015-6A, 3M USD LIBOR + 1.600% — 2.589% 7/10/2030(e)(f)	4,000,000	3,882,192
Fortress Credit Opportunities XI CLO Ltd. 2018-11A A1T, 3M USD LIBOR + 1.300% — 2.344% 4/15/2031(e)(f)	2,624,000	2,571,937
Fortress Credit Opportunities XVII CLO Ltd. 2022-17A A, 3M USD LIBOR + 1.370% — 1.587% 1/15/2030(e)(f)	3,796,000	3,695,104
Golub Capital Partners CLO 36m Ltd. 2018-36A A, 3M USD LIBOR + 1.300% — 2.663% 2/5/2031(e)(f)	3,439,000	3,356,646
Golub Capital Partners CLO 38M Ltd. 2018-38A, 3M USD LIBOR + 2.800% — 3.863% 7/20/2030(e)(f)	1,993,000	1,866,365
Golub Capital Partners CLO 42M Ltd. 2019-42A A2, 3M USD LIBOR + 2.000% — 3.063% 4/20/2031(e)(f)	3,006,000	2,928,965
Ivy Hill Middle Market Credit Fund IX Ltd. 9A ERR, 3M USD LIBOR + 8.220% — 9.169% 4/23/2034(e)(f)	6,250,000	5,565,546
Ivy Hill Middle Market Credit Fund XII Ltd. 12A DR, 3M USD LIBOR + 8.170% — 9.233% 7/20/2033(e)(f)	1,086,000	1,011,786
Ivy Hill Middle Market Credit Fund XVIII Ltd. 18A E, 3M USD LIBOR + 7.750% — 8.886% 4/22/2033(e)(f)	3,766,000	3,502,640
Lake Shore MM CLO III LLC 2019-2A A1R, 3M USD LIBOR + 1.480% — 2.524% 10/17/2031(e)(f)	1,228,000	1,194,963
Lake Shore MM CLO III LLC 2019-2A A2R — 2.525% 10/17/2031(f)	575,000	520,417

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Lake Shore MM CLO IV Ltd. 2021-1A X, 3M USD LIBOR + 1.180% — 1.312% 10/15/2033(e)(f)	$822,267	$815,857
Madison Park Funding XIII Ltd. 2014-13A AR2, 3M USD LIBOR + 0.950% — 1.994% 4/19/2030(e)(f)	536,498	529,229
Madison Park Funding XXIII Ltd. 2017-23A AR, 3M USD LIBOR + 0.970% — 2.195% 7/27/2031(e)(f)	3,380,000	3,329,979
Madison Park Funding XXV Ltd. 2017-25A, 3M USD LIBOR + 0.970% — 2.154% 4/25/2029(e)(f)	535,000	527,148
MCF CLO IX Ltd. 2019-1A A1R, 3M USD LIBOR + 1.500% — 2.351% 7/17/2031(e)(f)	7,029,000	6,758,036
Neuberger Berman CLO XV 2013-15A A1R2, 3M USD LIBOR + 0.920% — 1.964% 10/15/2029(e)(f)	3,102,000	3,049,890
OCP CLO Ltd. 2017-13A A1AR, 3M USD LIBOR + 0.960% — 2.004% 7/15/2030(e)(f)	3,328,000	3,265,101
Octagon Investment Partners XV Ltd. 2013-1A A1RR, 3M USD LIBOR + 0.970% — 2.014% 7/19/2030(e)(f)	4,686,000	4,612,941
OFSI BSL VIII Ltd. 2017-1A AR, 3M USD LIBOR + 1.000% — 2.044% 8/16/2029(e)(f)	2,267,395	2,237,195
Owl Rock CLO III Ltd. 2020-3A A1L, 3M USD LIBOR + 1.800% — 2.863% 4/20/2032(e)(f)	800,000	799,689
Owl Rock CLO VI Ltd. 2021-6A A, 3M USD LIBOR + 1.450% — 3.546% 6/21/2032(e)(f)	3,634,000	3,519,874
Parliament CLO II Ltd. 2021-2A A, 3M USD LIBOR + 1.350% — 1.830% 8/20/2032(e)(f)	1,756,000	1,706,635
Parliament CLO II Ltd. 2021-2A D, 3M USD LIBOR + 3.700% — 4.180% 8/20/2032(e)(f)	2,646,000	2,398,710
Parliament Funding II Ltd. 2020-1A AR, 3M USD LIBOR + 1.250% — 2.313% 10/20/2031(e)(f)	2,164,000	2,102,551
TCP Whitney CLO Ltd. 2017-1A ER, 3M USD LIBOR + 8.160% — 9.638% 8/20/2033(e)(f)	2,429,000	2,265,115
Telos CLO Ltd. 2014-5A A1R, 3M USD LIBOR + 0.950% — 1.994% 4/17/2028(e)(f)	7,328	7,325
VCP CLO II Ltd. 2021-2A A1, 3M USD LIBOR + 1.670% — 2.714% 4/15/2031(e)(f)	6,216,000	6,161,915
VCP CLO II Ltd. 2021-2A E, 3M USD LIBOR + 8.400% — 9.454% 4/15/2031(e)(f)	4,460,000	4,184,715
Venture XXV CLO Ltd. 2016-25A ARR, 3M USD LIBOR + 1.020% — 2.083% 4/20/2029(e)(f)	333,437	328,668
Woodmont Trust 2019-6A A1R, 3M USD LIBOR + 1.480% — 2.524% 7/15/2031(e)(f)	2,657,000	2,599,080

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Woodmont Trust 2019-6A A1R2, 1M USD LIBOR + 1.480% — 2.524% 7/15/2031(e)(f)	$1,679,000	$1,642,400
Zais CLO 7 Ltd. 2017-2A A, 3M USD LIBOR + 1.290% — 2.334% 4/15/2030(e)(f)	620,583	611,402
		$130,396,557
CREDIT CARD — 0.0%
Capital One Multi-Asset Execution Trust 2019-A2 A2 — 1.720% 8/15/2024	$49,000	$48,994
		$48,994
EQUIPMENT — 11.3%
ARI Fleet Lease Trust 2020-A B — 2.060% 11/15/2028(f)	$1,239,000	$1,222,414
ARI Fleet Lease Trust 2022-A A3 — 3.430% 1/15/2031(f)	644,000	634,773
Avis Budget Rental Car Funding AESOP LLC 2019-3A A — 2.360% 3/20/2026(f)	607,000	579,835
Chesapeake Funding II LLC 2020-1A C — 2.140% 8/15/2032(f)	368,000	363,149
Coinstar Funding LLC 2017-1A A2 — 5.216% 4/25/2047(f)	2,529,850	2,447,472
Dell Equipment Finance Trust 2021-1 C — 0.810% 5/22/2026(f)	2,100,000	2,019,364
Dell Equipment Finance Trust 2021-2 C — 0.940% 12/22/2026(f)	765,000	726,631
Dell Equipment Finance Trust 2020-2 C — 1.370% 1/22/2024(f)	2,200,000	2,153,683
Dell Equipment Finance Trust 2020-2 D — 1.920% 3/23/2026(f)	6,801,000	6,683,037
Dell Equipment Finance Trust 2022-1 A3 — 2.490% 8/23/2027(f)	7,144,000	7,009,977
Dell Equipment Finance Trust 2022-1 B — 2.720% 8/23/2027(f)	1,109,000	1,076,174
Dell Equipment Finance Trust 2022-1 C — 2.940% 8/23/2027(f)	1,139,000	1,105,475
Encina Equipment Finance LLC 2021-1A A2 — 0.740% 12/15/2026(f)	945,000	922,623
Enterprise Fleet Financing LLC 2021-3 A2 — 0.770% 8/20/2027(f)	2,941,000	2,829,897
Enterprise Fleet Financing LLC 2022-2 — 4.790% 5/21/2029	2,419,000	2,443,004
Ford Credit Floorplan Master Owner Trust 2020-1 B — 0.980% 9/15/2025	1,000,000	966,136
GMF Floorplan Owner Revolving Trust 2020-1 A — 0.680% 8/15/2025(f)	990,000	955,894
GMF Floorplan Owner Revolving Trust 2020-2 A — 0.690% 10/15/2025(f)	1,850,000	1,779,125
GMF Floorplan Owner Revolving Trust 2020-2 B — 0.960% 10/15/2025(f)	6,890,000	6,632,973
GMF Floorplan Owner Revolving Trust 2019-2 A — 2.900% 4/15/2026(f)	1,953,000	1,926,998
GreatAmerica Leasing Receivables Funding LLC 2019-1 B — 3.370% 2/18/2025(f)	252,000	250,824
Hertz Vehicle Financing III LP 2021-2A A — 1.680% 12/27/2027(f)	1,367,000	1,202,428
Hertz Vehicle Financing LLC 2021-1A A — 1.210% 12/26/2025(f)	4,442,000	4,179,961

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Hertz Vehicle Financing LLC 2022-4A A — 3.730% 9/25/2026(f)	$4,846,000	$4,770,114
HPEFS Equipment Trust 2021-1A — 0.750% 3/20/2031(f)	1,300,000	1,238,413
HPEFS Equipment Trust 2022-1A A3 — 1.380% 5/21/2029(f)	3,943,000	3,794,740
HPEFS Equipment Trust 2022-1A B — 1.790% 5/21/2029(f)	1,619,000	1,556,459
HPEFS Equipment Trust 2022-1A C — 1.960% 5/21/2029(f)	1,076,000	1,029,289
HPEFS Equipment Trust 2020-2A C — 2.000% 7/22/2030(f)	711,000	705,486
HPEFS Equipment Trust 2020-1A D — 2.260% 2/20/2030(f)	1,000,000	987,698
HPEFS Equipment Trust 2019-1A D — 2.720% 9/20/2029(f)	4,500,000	4,497,420
HPEFS Equipment Trust 2020-2A D — 2.790% 7/22/2030(f)	2,000,000	1,973,900
HPEFS Equipment Trust 2022-2A B — 4.200% 9/20/2029(f)	718,000	712,972
HPEFS Equipment Trust 2022-2A C — 4.430% 9/20/2029(f)	416,000	412,850
Kubota Credit Owner Trust 2020-1A A4 — 2.260% 7/15/2026(f)	762,000	746,620
Navistar Financial Dealer Note Master Trust 2020-1 C, 1M USD LIBOR + 2.150% — 3.774% 7/25/2025(e)(f)	1,563,000	1,562,998
NextGear Floorplan Master Owner Trust 2021-1A A — 0.850% 7/15/2026(f)	253,000	239,530
NextGear Floorplan Master Owner Trust 2022-1A A2 — 2.800% 3/15/2027(f)	4,685,000	4,496,164
Pawneee Equipment Receivables LLC 2021-1 A2 — 1.100% 7/15/2027(f)	1,089,000	1,046,003
Verizon Master Trust 2022-4 B — 3.640% 11/20/2028(h)	2,555,000	2,538,132
Verizon Master Trust 2022-4 C — 3.890% 11/20/2028(h)	663,000	658,519
Verizon Owner Trust 2020-A C — 2.060% 7/22/2024	230,000	227,029
Verizon Owner Trust 2019-C C — 2.160% 4/22/2024	290,000	288,095
Verizon Owner Trust 2019-B A1A — 2.330% 12/20/2023	17,500	17,499
Verizon Owner Trust 2019-A C — 3.220% 9/20/2023	200,000	200,098
Wheels SPV 2 LLC 2020-1A A3 — 0.620% 8/20/2029(f)	3,542,000	3,397,261
		$87,209,136
OTHER — 16.4%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(f)	$1,284,000	$1,218,951
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A B — 4.935% 12/20/2030(f)	3,273,000	3,145,461
ABPCI Direct Lending Fund ABS II LLC 2022-2A A1, 3M USD LIBOR + 2.100% — 2.372% 3/1/2032(c)(e)(f)	1,670,000	1,603,200
ABPCI Direct Lending Fund ABS II LLC 2022-2A C — 8.237% 3/1/2032(c)(f)	6,978,000	6,881,703
CARS-DB4 LP 2020-1A A1 — 2.690% 2/15/2050(f)	293,730	278,240
Cologix Data Centers US Issuer LLC 2021-1A A2 — 3.300% 12/26/2051(f)	4,273,000	3,917,900

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Cologix Data Centers US Issuer LLC 2021-1A C — 5.990% 12/26/2051(f)	$3,235,000	$2,975,803
Conn's Receivables Funding LLC 2021-A B — 2.870% 5/15/2026(f)	2,369,000	2,295,302
DataBank Issuer 2021-1A A2 — 2.060% 2/27/2051(f)	1,400,000	1,242,428
DataBank Issuer 2021-1A C — 4.430% 2/27/2051(f)	1,500,000	1,350,672
Diamond Infrastructure Funding LLC 2021-1A C — 3.475% 4/15/2049(f)	512,000	435,343
Diamond Issuer 2021-1A C — 3.787% 11/20/2051(f)	1,718,000	1,456,442
Elm Trust 2020-4A A2 — 2.286% 10/20/2029(f)	330,000	310,503
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(f)	5,662,000	5,444,703
Elm Trust 2020-4A B — 3.866% 10/20/2029(f)	985,000	926,068
Elm Trust 2020-3A B — 4.481% 8/20/2029(f)	897,000	857,085
FCI Funding LLC 2021-1A A — 1.130% 4/15/2033(f)	354,767	347,134
Golub Capital Partners ABS Funding Ltd. 2021-1A A2 — 2.773% 4/20/2029(f)	3,868,000	3,611,555
Golub Capital Partners ABS Funding Ltd. 2021-2A A — 2.944% 10/19/2029(f)	4,896,000	4,579,312
Golub Capital Partners ABS Funding Ltd. 2020-1A A2 — 3.208% 1/22/2029(f)	2,267,000	2,175,391
Golub Capital Partners ABS Funding Ltd. 2021-1A B — 3.816% 4/20/2029(f)	1,924,000	1,792,625
Golub Capital Partners ABS Funding Ltd. 2021-2A B — 3.994% 10/19/2029(f)	5,697,000	5,180,072
Golub Capital Partners ABS Funding Ltd. 2020-1A B — 4.496% 1/22/2029(f)	1,404,000	1,325,929
Gracie Point International Funding 2021-1A, 1M USD LIBOR + 0.750% — 1.812% 11/1/2023(e)(f)	1,802,307	1,784,182
Hotwire Funding LLC 2021-1 C — 4.459% 11/20/2051(f)	1,250,000	1,147,229
Legal Fee Funding LLC 2006-1A A — 8.000% 7/20/2036(f)	185,081	187,412
Monroe Capital ABS Funding Ltd. 2021-1A A2 — 2.815% 4/22/2031(f)	2,912,000	2,720,320
Monroe Capital ABS Funding Ltd. 2021-1A B — 3.908% 4/22/2031(f)	907,000	847,523
Monroe Capital Income Plus ABS Funding LLC 2022-1A A — 4.050% 4/30/2032(c)(f)	3,700,000	3,458,922
NRZ Advance Receivables Trust 2020-T2 AT2 — 1.475% 9/15/2053(f)	2,720,000	2,627,987
Oasis Securitization Funding LLC 2021-1A A — 2.579% 2/15/2033(f)	189,337	187,124
Ocwen Master Advance Receivables Trust 2020-T1 AT1 — 1.278% 8/15/2052(f)	2,528,400	2,517,364
Oportun Funding XIV LLC 2021-A — 1.210% 3/8/2028(f)	532,000	500,495
Oportun Issuance Trust 2021-B — 1.470% 5/8/2031(f)	1,020,000	982,013
Oportun Issuance Trust 2021-C A — 2.180% 10/8/2031(f)	4,976,000	4,793,076

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Owl Rock Technology Financing LLC 2020-1A A, 3M USD LIBOR + 2.950% — 3.076% 1/15/2031(e)(f)	$3,099,000	$2,987,792
PFS Financing Corp. 2021-A A — 0.710% 4/15/2026(f)	2,543,000	2,394,401
PFS Financing Corp. 2021-B A — 0.770% 8/15/2026(f)	1,925,000	1,787,612
PFS Financing Corp. 2021-A B — 0.960% 4/15/2026(f)	310,000	293,867
PFS Financing Corp. 2020-G A — 0.970% 2/15/2026(f)	3,998,000	3,794,571
PFS Financing Corp. 2020-E A — 1.000% 10/15/2025(f)	898,000	863,186
PFS Financing Corp. 2021-B B — 1.090% 8/15/2026(f)	713,000	672,452
PFS Financing Corp. 2020-E B — 1.570% 10/15/2025(f)	4,503,000	4,360,904
PFS Financing Corp. 2020-G B — 1.570% 2/15/2026(f)	197,000	189,585
PFS Financing Corp. 2020-A B — 1.770% 6/15/2025(f)	5,819,000	5,644,733
PFS Financing Corp. 2022-A A — 2.470% 2/15/2027(f)	6,716,000	6,477,812
PFS Financing Corp. 2022-A B — 2.770% 2/15/2027(f)	1,380,000	1,336,536
PFS Financing Corp. 2022-C A — 3.890% 5/15/2027(f)	5,700,000	5,684,786
PFS Financing Corp. 2022-C B — 4.390% 5/15/2027(f)	879,000	863,789
SBA Tower Trust — 1.631% 5/15/2051(f)	426,000	382,057
SpringCastle America Funding LLC 2020-AA A — 1.970% 9/25/2037(f)	1,621,725	1,514,585
TVEST LLC 2020-A A — 4.500% 7/15/2032(f)	246,871	244,591
Vantage Data Centers Issuer LLC 2020-1A A2, 1M USD LIBOR + 1.650% — 1.645% 9/15/2045(f)	1,344,000	1,220,662
VCP RRL ABS I Ltd. 2021-1A A — 2.152% 10/20/2031(f)	2,137,798	2,027,248
VCP RRL ABS I Ltd. 2021-1A B — 2.848% 10/20/2031(f)	3,372,074	3,155,745
VCP RRL ABS I Ltd. 2021-1A C — 5.425% 10/20/2031(f)	5,234,828	5,019,676
		$126,022,059
TOTAL ASSET-BACKED SECURITIES (Cost $524,715,504)		$506,696,124
CORPORATE BONDS & NOTES — 6.3%
COMMUNICATIONS — 0.6%
Consolidated Communications, Inc. — 6.500% 10/1/2028(f)	$1,119,000	$951,799
Frontier Communications Holdings LLC — 5.875% 10/15/2027(f)	3,066,000	2,747,903
Frontier Communications Holdings LLC — 6.000% 1/15/2030(f)	1,636,000	1,263,810
		$4,963,512
CONSUMER, CYCLICAL — 1.0%
Air Canada Pass-Through Trust 2020-1C — 10.500% 7/15/2026(f)	$1,030,000	$1,113,478
Aramark Services, Inc. — 6.375% 5/1/2025(f)	2,460,000	2,404,650
CD&R Smokey Buyer, Inc. — 6.750% 7/15/2025(f)	3,866,000	3,421,410
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(f)	354,000	363,735
		$7,303,273

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CONSUMER, NON-CYCLICAL — 0.5%
Cimpress PLC — 7.000% 6/15/2026(f)	$4,681,000	$3,686,287
		$3,686,287
ENERGY — 0.1%
Natural Resource Partners LP/NRP Finance Corp. — 9.125% 6/30/2025(f)	$831,000	$845,386
		$845,386
FINANCIAL — 3.9%
Ares Capital Corp., 1M USD LIBOR + 1.850% — 2.150% 7/15/2026(e)	$4,513,000	$3,784,995
Blackstone Private Credit Fund, 3M USD LIBOR + 8.650% — 2.625% 12/15/2026(e)(f)	4,545,000	3,797,282
Golub Capital BDC, Inc. — 3.375% 4/15/2024	1,487,000	1,439,739
Midcap Financial Issuer Trust — 6.500% 5/1/2028(f)	10,563,000	9,084,180
OWL Rock Core Income Corp. — 4.700% 2/8/2027(f)	5,384,000	4,933,162
OWL Rock Core Income Corp. — 5.500% 3/21/2025(f)	7,439,000	7,140,096
		$30,179,454
UTILITIES — 0.2%
Cleco Securitization I LLC — 4.016% 3/1/2033	$1,662,000	$1,654,521
		$1,654,521
TOTAL CORPORATE BONDS & NOTES (Cost $52,386,403)		$48,632,433
CORPORATE BANK DEBT — 5.6%
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 3.250% — 4.916% 9/29/2024(a)(e)(k)	$3,937,576	$3,765,307
Applied Systems, Inc., 3M USD LIBOR + 3.000% — 5.250% 9/19/2024(a)(e)(k)	2,631,249	2,624,014
Asurion LLC, 1M USD LIBOR + 3.000% — 4.666% 11/3/2024(a)(e)(k)	5,289,754	4,945,920
Axiom Global, Inc., 1M USD LIBOR + 5.500% — 6.489% 10/1/2026(a)(e)(k)	3,103,084	2,978,961
Azalea Topco, Inc., 1M USD LIBOR + 3.750% — 3.709% 7/24/2026(a)(e)(k)	1,962,500	1,825,125
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 6.416% 11/12/2027(a)(e)(k)(l)	91,329	90,187
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 6.416% 11/12/2027(a)(e)(k)	1,798,280	1,775,801
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 5.166% 5/17/2028(a)(e)(k)	1,206,810	1,120,825

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Emerald Topco, Inc., 3M USD LIBOR + 3.500% — 4.739% 7/24/2026(a)(e)(k)	$2,082,108	$1,933,758
Frontier Communications Corp., 3M USD LIBOR + 3.750% — 6.063% 5/1/2028(a)(e)(k)	1,112,913	1,037,791
GHX Ultimate Parent Corp., 6M USD LIBOR + 3.250% — 6.127% 6/28/2024(a)(e)(k)	3,628,592	3,583,234
Hanjin International Corp., 3M USD LIBOR + 5.000% — 7.160% 12/23/2022(a)(e)(k)	1,627,000	1,553,785
Heartland Dental LLC, 1M USD LIBOR + 4.000% — 5.642% 4/30/2025(a)(e)(k)	4,028,268	3,771,466
JC Penney Corp., Inc., 1M USD LIBOR + 9.500% — 6/23/2023(a)(e)(k)	480,181	48
McDermott Super Senior Exit LC — 0.500% 6/30/2024(a)(i)(k)(l)	640,000	(118,400)
Mediaco Holding, Inc. Class A, 8.400%, PIK — 0.000% 11/25/2024(a)(b)(c)(k)	1,173,448	1,091,306
Packers Holdings LLC, 1M USD LIBOR + 3.250% — 4.403% 3/9/2028(a)(e)(k)	2,670,417	2,433,417
PetVet Care Centers LLC, 1M USD LIBOR + 3.500% — 5.166% 2/14/2025(a)(e)(k)	2,649,639	2,499,484
Polaris Newco, LLC Term Loan B, 1M USD LIBOR + 4.000% — 5.666% 6/2/2028(a)(e)(k)	2,683,957	2,467,577
WH Borrower LLC, 3M USD LIBOR + 5.500% — 6.752% 2/15/2027(a)(e)(k)	2,833,000	2,701,974
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.916% 9/21/2027(a)(e)(k)	832,840	777,665
TOTAL CORPORATE BANK DEBT (Cost $44,889,253)		$42,859,245
CONVERTIBLE BOND — 0.2%
COMMUNICATIONS — 0.2%
Opendoor Technologies, Inc.(f)	$2,300,000	$1,305,608
		$1,305,608
U.S. TREASURY — 4.0%
U.S. Treasury Bill — 0.000% 7/7/2022(g)	$31,105,000	$31,101,009
TOTAL BONDS & DEBENTURES — 96.6% (Cost $771,854,095)		$743,780,603
TOTAL INVESTMENT SECURITIES — 96.8% (Cost $773,782,511)		$745,890,487

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

SHORT-TERM INVESTMENTS — 3.3%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.24% 7/1/2022 (Dated 6/30/2022, repurchase price of $25,207,168, collateralized by $25,739,300 principal amount U.S. Treasury Notes — 3.000% 2024, fair value $25,711,141)(j)	$25,207,000	$25,207,000
TOTAL SHORT-TERM INVESTMENTS (Cost $25,207,000)		$25,207,000
TOTAL INVESTMENTS — 100.1% (Cost $798,989,511)		$771,097,487
Other Assets and Liabilities, net — (0.1)%		(712,220)
NET ASSETS — 100.0%		$770,385,267

(a)  Restricted securities. These restricted securities constituted 6.19% of total net assets at June 30, 2022, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(b)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 0.42% of total net assets at June 30, 2022.

(c)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(d)  Non-income producing security.

(e)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2022. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(h)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2022.

(i)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.

(j)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

(k)  For corporate bank debt, the rate shown may represent a weighted average interest rate.

(l)  As of June 30, 2022, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 9 of the Notes to Financial Statements for further information on these commitments and contingencies.

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2022
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 3.250% — 4.916% 9/29/2024	02/23/2022, 02/28/2022, 03/01/2022, 06/16/2022	$3,872,103	$3,765,307	0.49%
Applied Systems, Inc., 3M USD LIBOR + 3.000% — 5.250% 9/19/2024	02/16/2022, 06/16/2022	2,618,505	2,624,014	0.34%
Asurion LLC, 1M USD LIBOR + 3.000% — 4.666% 11/3/2024	03/08/2022, 06/16/2022	5,250,077	4,945,920	0.64%
Axiom Global, Inc., 1M USD LIBOR + 5.500% — 6.489% 10/1/2026	11/18/2021, 11/19/2021	3,075,080	2,978,961	0.39%
Azalea Topco, Inc., 1M USD LIBOR + 3.750% — 3.709% 7/24/2026	02/17/2022, 06/23/2022	1,905,118	1,825,125	0.24%
BTC Holdings Fund I LLC 3M USD LIBOR + 2.750% — 3.800% 1/28/2027	09/01/2021	728,886	728,886	0.09%
BTC Offshore Holdings Fund, 3M USD LIBOR + 2.650% — 3.700% 10/20/2029	01/20/2022	2,000,000	2,000,000	0.26%
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 6.416% 11/12/2027	04/30/2021	90,978	90,187	0.01%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 6.416% 11/12/2027	04/30/2021	1,786,112	1,775,801	0.23%
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 5.166% 5/17/2028	03/08/2022, 05/16/2022, 06/16/2022	1,196,641	1,120,825	0.15%
Copper Earn Out Trust	12/07/2020	—	42,916	0.01%
Copper Property CTL Pass-Through Trust	01/17/2019, 02/08/2019, 03/11/2019, 06/08/2020, 07/10/2020	939,850	746,130	0.10%
Emerald Topco, Inc., 3M USD LIBOR + 3.500% — 4.739% 7/24/2026	09/20/2021	2,069,849	1,933,758	0.25%
Frontier Communications Corp., 3M USD LIBOR + 3.750% — 6.063% 5/1/2028	04/09/2021	1,103,501	1,037,791	0.13%

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2022
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
GHX Ultimate Parent Corp., 6M USD LIBOR + 3.250% — 6.127% 6/28/2024	12/02/2021, 02/24/2022	$3,616,677	$3,583,234	0.47%
Hanjin International Corp., 3M USD LIBOR + 5.000% — 7.160% 12/23/2022	02/24/2022	1,624,931	1,553,785	0.20%
Heartland Dental LLC, 1M USD LIBOR + 4.000% — 5.642% 4/30/2025	02/23/2022, 06/23/2022	3,989,746	3,771,466	0.49%
JC Penney Corp., Inc., 1M USD LIBOR + 9.500% — 6/23/2023	02/25/2021	—	48	0.00%
McDermott Super Senior Exit LC — 0.500% 6/30/2024	02/23/2022	(3,016)	(118,400)	(0.02)%
Mediaco Holding, Inc. Class A, 8.400%, PIK — 0.000% 11/25/2024	01/01/2022, 02/01/2022, 03/01/2022, 04/01/2022, 05/01/2022	1,167,247	1,091,306	0.14%
PHI Group, Inc., Restricted	02/28/2020	615,785	1,151,968	0.15%
Packers Holdings LLC, 1M USD LIBOR + 3.250% — 4.403% 3/9/2028	02/23/2022, 06/13/2022	2,641,229	2,433,417	0.32%
PetVet Care Centers LLC, 1M USD LIBOR + 3.500% — 5.166% 2/14/2025	02/23/2022, 06/13/2022	2,634,637	2,499,484	0.32%
Polaris Newco, LLC Term Loan B, 1M USD LIBOR + 4.000% — 5.666% 6/2/2028	02/23/2022, 06/16/2022	2,663,064	2,467,577	0.32%
WH Borrower LLC, 3M USD LIBOR + 5.500% — 6.752% 2/15/2027	02/09/2022	2,778,870	2,701,974	0.35%
Windstream Holdings II, LLC Warrants 09/21/2055	11/16/2020	372,781	168,870	0.02%
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.916% 9/21/2027	08/11/2020	807,904	777,665	0.10%
TOTAL RESTRICTED SECURITIES		$49,546,555	$47,698,015	6.19%

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $773,782,511)	$745,890,487
Short-term investments — repurchase agreements	25,207,000
Cash	24,944
Receivable for:
Dividends and interest	3,068,556
Capital Stock sold	624,704
Prepaid expenses and other assets	9,845
Total assets	774,825,536
LIABILITIES
Payable for:
Investment securities purchased	3,456,464
Capital Stock repurchased	638,272
Advisory fees	245,210
Accrued expenses and other liabilities	100,323
Other commitments and contingencies — Note 9
Total liabilities	4,440,269
NET ASSETS	$770,385,267
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 78,273,421 outstanding shares	$78,273,421
Additional Paid-in Capital	720,403,265
Distributable earnings	(28,291,419)
NET ASSETS	$770,385,267
Advisor Class:
Net Assets	$30,846
Shares outstanding, no par value; unlimited authorized shares	3,134
Offering and redemption price per share	$9.84
Institutional Class:
Net Assets	$770,354,421
Shares outstanding, no par value; unlimited authorized shares	78,270,287
Offering and redemption price per share	$9.84

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022
(Unaudited)

INVESTMENT INCOME
Dividends	$559,670
Interest	9,491,986
Total investment income	10,051,656
EXPENSES
Advisory fees	1,821,139
Transfer agent fees and expenses	178,095
Filing fees	64,475
Legal fees	58,829
Trustee fees and expenses	55,570
Custodian fees	44,303
Reports to shareholders	41,747
Audit and tax services fees	19,159
Other professional fees	14,915
Administrative services fees	12,599
Other	5,124
Total expenses	2,315,955
Reimbursement from Adviser	(492,345)
Net expenses	1,823,610
Net investment income	8,228,046
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(743,863)
Net change in unrealized appreciation (depreciation) of:
Investments	(28,356,821)
Net realized and unrealized loss	(29,100,684)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,872,638)

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$8,228,046	$9,324,813
Net realized gain (loss)	(743,863)	1,762,341
Net change in unrealized depreciation	(28,356,821)	(3,618,685)
Net increase (decrease) in net assets resulting from operations	(20,872,638)	7,468,469
Distributions to shareholders — Advisor Class	(328)	(516	)(a)
Distributions to shareholders — Institutional Class	(8,100,308)	(11,361,830)
Total distributions to shareholders	(8,100,636)	(11,362,346)
Capital Stock transactions:(b)
Proceeds from Capital Stock sold	271,980,049	418,144,557
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	6,670,573	9,322,247
Cost of Capital Stock repurchased	(146,110,155)	(89,131,463)
Net increase from Capital Stock transactions	132,540,467	338,335,341
Total change in net assets	103,567,193	334,441,464
NET ASSETS
Beginning of period	666,818,074	332,376,610
End of period	$770,385,267	$666,818,074

(a)  Period from April 16, 2021, date operations commenced, through December 31, 2021.

(b)  See Note 7, Capital Stock, in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2022 (Unaudited)		Period from April 16, through December 31 2021
Advisor Class
Per share operating performance:
Net asset vaue at beginning of period	$10.24		$10.32
Income from investment operations:
Net investment income(a)	0.11		0.13
Net realized and unrealized gain on investment securities	(0.40)		(0.05)
Total from investment operations	(0.29)		0.08
Less distributions:
Dividends from net investment income	(0.11)		(0.13)
Distributions from net realized capital gains	—		(0.03)
Total distributions	(0.11)		(0.16)
Net asset value at end of period	$9.84		$10.24
Total investment return(b)	(2.89)%		0.85%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$31		$32
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.63	%(c)	3.06	%(c)
After reimbursement from Adviser	0.58	%(c)	0.59	%(c)
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.12	%(c)	(0.69	)%(c)
After reimbursement from Adviser	2.17	%(c)	1.79	%(c)
Portfolio turnover rate	24	%(c)	35	%(c)

(a)  Per share amount is based on average shares outstanding.

(b)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(c)  Annualized

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020	2019
Institutional Class
Per share operating performance:
Net asset value at beginning of period	$10.24		$10.29	$10.13	$10.00
Income from investment operations:
Net Investment Income(a)	0.11		0.20	0.27	0.28
Net realized and unrealized gain (loss) on investment securities	(0.40)		(0.02)	0.20	0.10
Total from investment operations	(0.29)		0.18	0.47	0.38
Less distributions:
Dividends from net investment income	(0.11)		(0.20)	(0.27)	(0.25)
Distributions from net realized capital gains	—		(0.03)	(0.04)	—
Total distributions	(0.11)		(0.23)	(0.31)	(0.25)
Net asset value at end of period	$9.84		$10.24	$10.29	$10.13
Total investment return(b)	(2.85)%		1.77%	4.70%	3.78%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$770,354		$666,786	$332,377	$140,089
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.64	%(c)	0.71%	0.77%	1.01%
After reimbursement from Adviser	0.50	%(c)	0.49%	0.39%	0.39%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.12	%(c)	1.69%	2.25%	2.11%
After reimbursement from Adviser	2.26	%(c)	1.91%	2.63%	2.74%
Portfolio turnover rate	24	%(c)	35%	39%	30%

(a)  Per share amount is based on average shares outstanding.

(b)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(c)  Annualized

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2022
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Flexible Fixed Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2022. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. Similar consequences could arise as a result of the spread of other infectious diseases. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $266,906,027 for the period ended June 30, 2022. The proceeds and cost of securities sold resulting in net realized losses of $(743,863) aggregated $80,082,623 and $80,826,486, respectively, for the period ended June 30, 2022.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.50% of the Fund's average daily net assets. In addition, the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, redemption liquidity service expenses, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.57% of the average net assets of the Fund attributable to the Advisor Class and 0.52% of the average net assets of the Fund attributable to the Institutional Class for the one-year period ending April 30, 2023. During the term of the current expense limit agreement, beginning May 1, 2022 and ending April 30, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning May 1, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.74% of the average net assets of the Fund attributable to the Advisor Class and 0.64% of the average net assets of the Fund attributable to the Institutional

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Class for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Agreement. As of June 30, 2022, the Adviser may seek recoupment of expense reimbursements in the amounts of $1,079,162 and $492,345 no later than December 31, 2023 and December 31, 2024, respectively.

For the period ended June 30, 2022, the Fund paid aggregate fees and expenses of $55,570 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2022 was $773,783,174 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2022, for federal income tax purposes was $1,042,361 and $(28,935,048), respectively, resulting in net unrealized depreciation of $(27,892,687). As of and during the period ended June 30, 2022, the Fund did not have any liability for unrecognized tax benefits.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day.

If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

The following table presents the valuation levels of the Fund's investments as of June 30, 2022 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	—	—	$1,151,968	$1,151,968
Retailing	—	—	789,046	789,046
Warrants
Midstream — Oil & Gas	—	—	168,870	168,870
Commercial Mortgage-Backed Securities
Agency Stripped	—	$1,100,564	—	1,100,564
Non-Agency	—	52,352,507	—	52,352,507
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	1,282,222	—	1,282,222
Agency Pool Fixed Rate	—	153,417	—	153,417
Agency Stripped	—	121,692	—	121,692
Non-Agency Collateralized Mortgage Obligation	—	58,175,782	—	58,175,782
Asset-Backed Securities
Auto	—	163,019,378	—	163,019,378
Collateralized Loan Obligation	—	127,667,671	2,728,886	130,396,557
Credit Card	—	48,994	—	48,994
Equipment	—	87,209,136	—	87,209,136
Other	—	114,078,234	11,943,825	126,022,059
Corporate Bonds & Notes	—	48,632,433	—	48,632,433
Corporate Bank Debt	—	41,767,939	1,091,306	42,859,245
Convertible Bond	—	1,305,608	—	1,305,608
U.S. Treasury	—	31,101,009	—	31,101,009
Short-Term Investments	—	25,207,000	—	25,207,000
	—	$753,223,586	$17,873,901	$771,097,487

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2022:

Investments	Beginning Value at December 31, 2021	Net Realized and Unrealized Gains (Losses)(a)	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2022	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2022
Common Stocks	$2,618,873	$(677,859)	$188,003	$(188,003)	—	$1,941,014	$(677,859)
Warrants	163,241	5,629	—	—	—	168,870	5,629
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	5,427,136	(281,984)	—	(722,558)	$(4,422,594)	—	(281,984)
Asset-Backed Securities Collateralized Loan Obligation	2,720,980	—	1,000,000	(992,094)	—	2,728,886	—
Other	—	(344,172)	12,287,997	—	—	11,943,825	(345,301)
Corporate Bank Debt	1,100,801	417	4,913	(14,825)	—	1,091,306	(810)
	$12,031,031	$(1,297,969)	$13,480,913	$(1,917,480)	$(4,422,594)	$17,873,901	$(1,300,325)

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $4,422,594 out of Level 3 into Level 2 during the period ended June 30, 2022. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 of the fair value hierarchy as of June 30, 2022:

Financial Assets	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price
Common Stocks	$789,046	Pricing Model (a)	Quotes/Prices	$5.50-$12.75	$12.36
	$1,151,968	Pricing Model (b)	Last Executed Trade	$15.30	$15.30
Warrants	$168,870	Pricing Model (a)	Quotes/Prices	$15.00	$15.00
Asset-Backed Securities Collateralized Loan Obligation	$2,728,886	Third-Party Broker Quote (c)	Quotes/Prices	$100.00	$100.00
Asset-Backed Securities — Other	$11,943,825	Pricing Model (c)	Quotes/Prices	$93.48-$98.62	$96.78
Corporate Bank Debt	$1,091,306	Pricing Model (d)	Discounted External Valuation	14.20%	14.20%

(a)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(b)  The Pricing Model technique for Level 3 securities involves the last executed trade in the security.

(c)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(d)  The Pricing Model technique for Level 3 securities involves external valuation by an independent third party who ustilized a discounted cash flow model.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 7 — Capital Stock

	Period Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares		Amount
Capital Stock sold
Advisor Class	—	—	3,051	(a)	$31,486	(a)
Institutional Class	27,034,147	$271,980,049	40,588,638		418,113,071
Issued to shareholders upon reinvestment of dividends and distributions
Advisor Class	33	328	50	(a)	516	(a)
Institutional Class	666,648	6,670,245	906,445		9,321,731
Capital Stock repurchased
Advisor Class	—	—	—	(a)	—	(a)
Institutional Class	(14,575,465)	(146,110,155)	(8,664,119)		(89,131,463)
Change in Capital Stock outstanding	13,125,363	$132,540,467	32,834,065		$338,335,341

(a)  Period from April 16, 2021, date operations commenced, through December 31, 2021.

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2022:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral Received (Pledged)	Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)(a)
State Street Bank and Trust Company: Repurchase Agreement	$25,207,000	$(25,207,000)(b)	—	—

(a)  Represents the net amount receivable from the counterparty in the event of default.

(b)  Collateral with a value of $25,711,141 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 9 — Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications. The maximum exposure of the Fund under these arrangements and activities is unknown.

Commitments to extend credit or invest capital include loan or debt-related proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements, or delayed draws of investments in limited partnerships. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The paramount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of June 30, 2022, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments and the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$640,000

FPA FLEXIBLE FIXED INCOME FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2022 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Advisor Class
Beginning Account Value December 31, 2021	$1,000.00	$1,000.00
Ending Account Value June 30, 2022	$971.10	$1,021.92
Expenses Paid During Period(a)	$2.83	$2.91
Institutional Class
Beginning Account Value December 31, 2021	$1,000.00	$1,000.00
Ending Account Value June 30, 2022	$971.50	$1,022.32
Expenses Paid During Period(b)	$2.44	$2.51

(a)  Expenses are equal to the Fund's annualized expense ratio of 0.58%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2022 (181/365 days).

(b)  Expenses are equal to the Fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2022 (181/365 days).

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., and Robert F. Goldrich are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Trustee	2022	Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Trustee & Chairman	2015	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). He is a Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital and Waverley Capital Acquisition Corporation

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	2	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Managing Partner of FPA.
Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2018	Partner of FPA. Formerly Chief Executive Officer of the Fund (until 2015). Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2018

Partner (since 2017) and a Director of Research (since 2015) of FPA; Managing Director of FPA from 2015 to 2017, Senior Vice President of FPA from 2014 to 2015; Analyst and Vice President of FPA from 2010 to 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Managing Director and CFO of the Adviser (since 2022); and Treasurer of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Senior Vice President and Controller of FPA.
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA FLEXIBLE FIXED INCOME FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Advisor Class:
TICKER SYMBOL: FPFAX
CUSIP: 30254T650
Institutional Class:
TICKER SYMBOL: FPFIX
CUSIP: 30254T718

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA FLEXIBLE FIXED INCOME FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 7, 2022

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 7, 2022